                                      LOGO
                          OCEAN STATE TAX-EXEMPT FUND

                               ONE REGENCY PLAZA
                         PROVIDENCE, RHODE ISLAND 02903
                               TEL: 800-300-1116
                                       OR
                                  401-421-1411

                                                                      PROSPECTUS
                                                                   MARCH 1, 1999

     Ocean State Tax-Exempt Fund seeks to provide as high a level of current income, exempt from Federal income tax and Rhode Island income tax, as is consistent with preservation of capital.

     The Fund is a series of VLC Trust.

     This prospectus gives vital information about the Fund. For your own benefit and protection, please read it before you invest and keep it on hand for future reference.

     LIKE ALL MUTUAL FUND SHARES, THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

CONTENTS

Fund Summary
  Principal Investment Objective and Strategy...............    3
  Principal Investment Risks................................    3
  Who May Want to Invest....................................    3
  Performance...............................................    4
  Your Expenses.............................................    5
  Risks of Mutual Funds.....................................    6
  Management................................................    6
  How to Purchase and Redeem Shares.........................    6
Financial Highlights........................................    7
Discussion of Performance...................................    8
The Fund In Detail..........................................   10
  Principal Investment Objective and Strategies.............   10
  Principal Investment Risks................................   10
  Net Asset Value...........................................   11
Buying and Selling Shares...................................   12
  Opening An Account........................................   12
  Buying Shares.............................................   12
  Sales Charges.............................................   13
  Reduced Sales Charges.....................................   13
  Systematic Investment Plan................................   14
  Distribution Plan.........................................   14
  Selling Shares............................................   14
  Automatic Withdrawal Plan.................................   16
  Transaction Policies......................................   16
Management of the Fund......................................   18
Dividends and Tax Information...............................   18
Application

                                  FUND SUMMARY

PRINCIPAL INVESTMENT OBJECTIVE AND STRATEGY

     The Fund's investment objective is to seek as high a level of current income, exempt from Federal and Rhode Island tax, as is consistent with preservation of capital. The Fund invests at least 80% of assets in municipal securities rated within the four highest investment grades, whose interest is exempt from Rhode Island state and Federal income tax. However, a portion of the Fund's income may be subject to these taxes. The Fund may invest in securities of any maturity and may adjust the average maturity of the Fund's assets in response to market conditions.

PRINCIPAL INVESTMENT RISKS

     The Fund is subject to a number of risks and, accordingly, you could lose money on your investment. The principal investment risks are:

     - Municipal Market Volatility. Because the Fund invests primarily in Rhode Island municipal securities, its performance is affected by local, state and regional factors. Federal and/or Rhode Island tax laws could change to reduce or eliminate the tax-free nature of the interest on municipal obligations, which may negatively affect the municipal bond market, the Fund's value and the availability of investments.

     - Interest Rate Changes. When interest rates rise, debt securities generally fall, which may affect the Fund's value.

     - Lack of Diversification. The Fund is considered non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund. As a result, if the Fund invests heavily in a single issuer, its performance could suffer significantly from adverse events affecting that issuer.

     - Bond Ratings Changes. The Fund could lose money if any bonds it owns are downgraded in credit rating or go into default. If certain investments don't perform as the Fund expects, it could underperform its peers or lose money.

WHO MAY WANT TO INVEST

     This Fund may be appropriate for you if you:

     - want regular monthly income

     - are interested in lowering your income tax burden

     - pay Rhode Island income tax

     - are in a higher income bracket

     This Fund may NOT be appropriate for you if you:

     - are seeking an investment for a tax-deferred retirement account

     - are investing for maximum return over a long time horizon

     - require absolute stability of your principal

     - are not subject to a high level of state or federal income tax

PERFORMANCE

     The following information shows how the Fund's total return has varied from year to year and also shows performance over time (along with a broad-based market index for reference). This information may help provide an indication of the risks of an investment in the Fund. The average annual figures reflect sales charges; the year-by-year and index figures do not, and would be lower if they did. All figures assume dividend reinvestment. Past performance does not indicate future results.

                           YEAR-BY-YEAR TOTAL RETURNS

                            YEAR TO YEAR TOTAL CHART

1989     1990    1991    1992    1993    1994    1995    1996    1997    1998

9.38%    8.52%   8.89%   7.21%  11.48%  -2.84%  12.92%   3.51%   7.21%   4.69%

     During the 10-year period shown in the bar chart, the highest return for a quarter was 4.77% (quarter ending March 31, 1995) and the lowest return for a quarter was -2.89% (quarter ending March 31, 1994).

                          AVERAGE ANNUAL TOTAL RETURNS

CALENDAR YEAR PERIODS
ENDING DECEMBER 31, 1998                            PAST ONE YEAR    PAST 5 YEARS    PAST 10 YEARS
------------------------                            -------------    ------------    -------------
Ocean State Tax-Exempt Fund.......................      0.48%           4.25%            6.66%
Lehman Brothers Municipal Bond Index*.............      6.48%           6.23%            8.22%

---------------
* Lehman Brothers Municipal Bond Index is an unmanaged index that includes approximately 15,000 municipal bonds and is commonly used as a measure of bond performance. It does not reflect any sales charges.

YOUR EXPENSES

     This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Transaction expenses are charged directly to your account. Operating expenses are paid from the Fund's assets, and therefore are paid by shareholders indirectly.

Shareholder Transaction Expenses (fees paid directly from your investments)*

Maximum sales charge (load) on purchases (as a percentage of purchase price)...........................................  4.00%

Annual Operating Expenses (expenses that are deducted from Fund assets)

Management fees.............................................  0.60%
Distribution and service (12b-1) fees.......................  0.01%
Other expenses..............................................  0.33%
Total annual Fund operating expenses........................  0.94%

Example of Expenses

     The hypothetical example below shows what your expenses would be if you invested $10,000 over the time frames indicated, assuming you redeemed your shares at the end of each time period and that the average annual return was 5%. The example is for comparison only, and does not represent the Fund's actual expenses and returns, either past or future.

  1 YEAR   3 YEARS   5 YEARS   10 YEARS
  ------   -------   -------   --------
   $491     $688      $904      $1,516

---------------
* There are no charges imposed upon redemption.

RISKS OF MUTUAL FUNDS

     Mutual funds are not bank deposits and are not insured or guaranteed by the FDIC or any other government agency. Because you could lose money by investing in these funds, be sure to read all risk disclosure carefully before investing.

MANAGEMENT

     The Fund is managed by Van Liew Capital Inc.

HOW TO PURCHASE AND REDEEM SHARES

     You may purchase shares of the Fund through sales representatives of Van Liew Securities Inc., the Fund's distributor, or your dealer. You will pay a sales charge of up to 4% when you purchase Fund shares. You must initially invest at least $1,000 in the Fund.

     You may redeem Fund shares on any business day. The Fund may close your account if the balance falls below $500.

                              FINANCIAL HIGHLIGHTS

     The financial highlights table is intended to help you understand the Fund's financial performance for the past five years. Certain information reflects financial results for a single Fund share. The total returns in this table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Ernst & Young LLP, independent auditors, whose report, along with the Fund's financial statements, are included in the Annual Report which is available upon request.

                                                       FISCAL      FISCAL      FISCAL      FISCAL      FISCAL
                                                        YEAR        YEAR        YEAR        YEAR        YEAR
                                                       ENDED       ENDED       ENDED       ENDED       ENDED
                                                      10/31/98    10/31/97    10/31/96    10/31/95    10/31/94
                                                      --------    --------    --------    --------    --------
PER SHARE OPERATING PERFORMANCE
Net Asset Value, Beginning of Year..................  $ 10.69     $ 10.53     $ 10.59     $ 10.10     $ 10.95
Net Investment income...............................      .56         .57         .56         .58         .59
Net realized and unrealized gain (loss) on
  securities........................................      .03         .16        (.06)        .49        (.84)
                                                      -------     -------     -------     -------     -------
    Total from Investment Operations................      .59         .73         .50        1.07        (.25)
                                                      -------     -------     -------     -------     -------
Less Distributions:
  Dividends from net investment income..............     (.56)       (.57)       (.56)       (.58)       (.59)
  Distribution from net realized gains..............     (.01)       (.00)       (.00)       (.00)       (.01)
                                                      -------     -------     -------     -------     -------
    Total Distributions.............................     (.57)       (.57)       (.56)       (.58)       (.60)
                                                      -------     -------     -------     -------     -------
Net Asset Value, End of Year........................  $ 10.71     $ 10.69     $ 10.53     $ 10.59     $ 10.10
                                                      =======     =======     =======     =======     =======
    Total investment return at Net Asset Value(a)...     5.46%       6.97%       4.89%      10.89%      (2.04)%
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Year (000's omitted).............  $43,248     $41,626     $42,456     $43,088     $41,346
Ratio of expenses to average net assets.............      .94%        .99%        .98%        .98%        .88%
Ratio of net investment income to average net
  assets............................................     5.07%       5.25%       5.31%       5.58%       5.55%
Portfolio turnover..................................    10.30%       2.27%      13.30%      11.77%       8.48%
Adviser/Administrator waived fees per share.........      .00         .00         .00         .00         .01
Fund expenses without waiver per share..............      .10         .11         .10         .10         .10
Net Investment Income without waiver per share......      .56         .57         .56         .58         .58
Ratio of expenses to average net assets without
  waiver............................................      .94%        .99%        .98%        .98%        .93%
Ratio of net investment income to average net assets
  without waiver....................................     5.07%       5.25%       5.31%       5.58%       5.50%

---------------
(a) Total investment return does not reflect sales load.

                           DISCUSSION OF PERFORMANCE

     October 31, 1998, was the end of the Fund's twelfth fiscal year. During the prior 12 months, the Fund's net asset value rose from $10.69 to $10.71 per share. In addition, the Fund's dividend distributions remained unchanged at $0.57 per share.

     Many investment themes were at play during the period, including three reductions of short-term interest rates by the Federal Reserve, low consumer price inflation, economic weakness abroad and weakening corporate profit growth. The action by the Federal Reserve to keep our economy growing by reducing rates boosted the value of outstanding bonds and was one of the main reasons the Fund's net asset value rose during the period. These factors helped the Fund to meet its stated objective to provide as high a level of current income, exempt from Rhode Island and Federal income taxes, as is consistent with preservation of capital.

     At October 31, 1998, the Fund's weighted average maturity is 11.74 years. Nationally, 56% of the year's new bonds were sold with insurance, up from 25% a decade ago. In line with this trend, the Fund's management has increased the holdings of AAA rated debt instruments to over 64% of the portfolio at fiscal year end, October 31, 1998.

     The following graph compares the performance of the Fund to the performance of the Lehman Brothers Municipal Bond Index. The graph assumes a $10,000 hypothetical investment at November 1, 1988 through October 31, 1998 with all distributions reinvested in shares. The Fund information reflects the maximum sales charge of 4% and all Fund expenses. The Index graph line does not reflect any expenses or sales charges. All performance data represents past performance and should not be considered indicative of future performance.

                             PERFORMANCE COMPARISON
      OCEAN STATE TAX EXEMPT FUND VS. LEHMAN BROTHERS MUNICIPAL BOND INDEX

                          PERFORMANCE COMPARISON GRAPH
                                  [LINE GRAPH]

                                         31-Oct-88   31-Oct-89   31-Oct-90   31-Oct-91   31-Oct-92   31-Oct-93   31-Oct-94

Ocean State Tax Exempt Fund              $9,605.52  $10,327.26  $10,949.76  $12,169.11  $13,170.49  $14,797.43  $14,434.13
Lehman Municipal Bond Index             $10,000.00  $10,810.58  $11,612.90  $13,025.92  $14,119.61  $16,106.26  $16,405.84

                                         31-Oct-95   31-Oct-96   31-Oct-97   31-Oct-98
Ocean State Tax Exempt Fund             $16,006.01  $16,788.79  $17,958.46  $18,939.33
Lehman Municipal Bond Index             $17,692.67  $18.702.46  $20,292.12  $21,920.36

     The following table shows the Fund's average annual total returns over the past 1, 5 and 10 fiscal years. The information reflects the maximum sales charge of 4%.

FISCAL YEAR PERIODS ENDING
OCTOBER 31, 1998                                    PAST ONE YEAR    PAST 5 YEARS    PAST 10 YEARS
--------------------------                          -------------    ------------    -------------
Ocean State Tax-Exempt Fund.......................      1.20%            4.27%           5.51%

                               THE FUND IN DETAIL

PRINCIPAL INVESTMENT OBJECTIVE AND STRATEGIES

     The Fund seeks a high level of current income, consistent with preservation of capital, that is exempt from Federal and Rhode Island income taxes.

     In pursuing its goal, the Fund normally invests at least 80% of its assets in municipal debt obligations of any maturity of Rhode Island, Guam, Puerto Rico and the Virgin Islands, the interest on which is also exempt from Rhode Island State and Federal income taxes. This is a fundamental policy of the Fund which is subject to change only by shareholder approval. All of these securities must have credit ratings of BBB or higher (as rated by Standard & Poor's) or Baa or higher (as rated by Moody's Investors Service) when purchased. The Fund may also invest in unrated bonds that, in the opinion of the Fund's adviser, are comparable to rated municipal obligations. If a bond's rating drops below BBB or Baa, the Fund will sell it unless, in the adviser's opinion, the decline is temporary and such a sale would not be in the Fund's best interests. The Fund is non-diversified and may invest more than 5% of assets in securities of a single issuer.

     Management achieves its investment goals through investing in a variety of general obligation and revenue bonds. The portfolio strives to achieve a high average coupon to support the yield and hedge against interest rate volatility. As a result of falling interest rates, higher coupons have been difficult to maintain in the portfolio. The adviser purchases and sells bonds on the basis of cash flow, yield, average maturity, duration and perceived credit quality. The adviser also focuses on enhancing diversity and acquiring bonds of improving credits. Purchases are intended as long-term investments. Management seeks low turnover to minimize the generation of taxable capital gains.

     The Fund may also invest up to 20% of its assets in industrial development bonds, taxable short-term obligations, issues the interest on which is not exempt from Rhode Island income tax and cash. Taxable short-term obligations are obligations maturing in one year or less.

     The Fund may make limited use of certain derivatives (investments whose value is based on indices or other securities), including municipal bond index futures, when-issued and delayed delivery purchases, repurchase agreements and illiquid investments, especially in managing its exposure to interest rate risk.

     In abnormal market conditions, the Fund, for defensive purposes, may temporarily invest up to 100% of assets in taxable investment-grade short-term securities. In these cases, the Fund might not achieve its goal.

PRINCIPAL INVESTMENT RISKS

     The Fund is subject to the following principal investment risks:

     - Municipal Market Volatility. Because the Fund invests primarily in Rhode Island municipal securities its performance is affected by local, state and regional factors. These may include economic or policy changes, erosion of the tax base, state legislative changes (especially those affecting taxes) and the possibility of credit problems. Federal and/or Rhode Island tax laws could change to reduce or eliminate the tax-free nature of the interest on municipal obligations, which may negatively affect the municipal bond market, the Fund's value and the availability of investments.

     - Interest Rate Changes. When interest rates rise, debt securities generally fall. Bonds with longer terms are likely to experience a greater price impact than shorter-term bonds. These changes may affect the Fund's value.

     - Lack of Diversification. The Fund is considered non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund. As a result, if the Fund invests heavily in a single issuer, its performance could suffer significantly from adverse events affecting that issuer.

     - Bond Ratings Changes. The Fund could lose money if any bonds it owns are downgraded in credit rating or go into default. If certain sectors or investments don't perform as the Fund expects, it could underperform its peers or lose money.

     - Year 2000 Problem. Like most mutual funds, the Fund relies on computers in conducting daily business and processing information. There is a concern that on January 1, 2000 some computer programs will be unable to recognize the new year and as a consequence computer malfunctions will occur. The adviser is taking steps that it believes are reasonably designed to address this potential problem and has obtained assurances from the Fund's other service providers that they are addressing the issue. However, the Fund cannot be certain that these steps will be sufficient to avoid any adverse impact on the Fund or its shareholders. The Year 2000 concern may also adversely impact issuers of securities held by the Fund.

     To the extent that the Fund invests in securities with additional risks, those risks could increase volatility or reduce performance:

     - Revenue bonds could be downgraded or go into default if revenues from their underlying facilities decline, causing the Fund to lose money.

     - In a down market, certain securities could become harder to value or to sell at a fair price.

     - Certain derivatives could produce disproportionate gains or losses.

NET ASSET VALUE

     The net asset value per share (NAV) for the Fund is determined at 4:30 p.m., Eastern Time, on each business day the New York Stock Exchange is open. The Fund uses market prices in valuing portfolio securities, but may use fair-value estimates if reliable market prices are unavailable. NAV is determined by dividing the value of the net assets of the Fund (i.e., assets less liabilities) by the total number of shares outstanding.

                           BUYING AND SELLING SHARES

     You may purchase Fund shares through Van Liew Securities Inc. (the "Distributor") or through any dealer which has a sales agreement with the Distributor (a "selected dealer").

OPENING AN ACCOUNT

     - Read this prospectus carefully.

     - Determine how much you want to invest. The minimum initial investment for the Fund is $1,000.

     - Systematic Investment Plan: $250 to open; you must invest at least $100 a month.

     - Complete the appropriate parts of the account application, carefully following the instructions. If you have questions, please contact your dealer or call PFPC, Inc. at 1-800-992-2207.

     - Complete the appropriate parts of the account privileges application. By applying for privileges now, you can avoid the delay and inconvenience of having to file an addition application if you want to add privileges later.

     - Make your initial investment using the table on the next page. You and your dealer can initiate any purchase, exchange or sale of shares.

BUYING SHARES

     The price to buy one share of the Fund is the Fund's NAV plus a sales charge. Your shares will be bought at the next NAV calculated after your investment is received in proper form. When you place an order to buy shares, note the following:

     - All of your purchases must be made in U.S. dollars and checks must be drawn on U.S. banks.

     - The minimum initial investment is $1,000.

     - Reduced sales charges may apply to your purchase. See "Sales Charges."

     There are two ways to make an initial investment:

Through the Distributor:

     - Make out a check for the investment amount, payable to "Ocean State Tax-Exempt Fund".

     - Mail the check and your completed application to:
         Ocean State Tax-Exempt Fund
         PFPC, Inc.
         P.O. Box 8871
         Wilmington, DE 19899-8871

Through a Selected Dealer:

     - Order shares through your dealer, if it is a selected dealer, and include a completed application.

     To open or add to an account using the Systematic Investment Plan, see "Systematic Investment Plan."

SALES CHARGES

     The following table shows the amount of sales charges you will pay depending upon the amount of your purchase:

                                                                    SALES CHARGE AS
                                                   SALES CHARGE       APPROXIMATE       DEALER'S
                                                  AS PERCENTAGE      PERCENTAGE OF     ALLOWANCE
                                                    OF PUBLIC           AMOUNT         OR AGENCY
AMOUNT OF PURCHASE                                OFFERING PRICE       INVESTED        COMMISSION
------------------                                --------------    ---------------    ----------
Less than $25,000...............................       4.00%             4.17%            3.00%
$25,000 but less than $50,000...................       3.75              3.90             3.00
$50,000 but less than $100,000..................       3.50              3.63             2.75
$100,000 but less than $250,000.................       3.25              3.36             2.75
$250,000 but less than $500,000.................       3.00              3.09             2.50
$500,000 but less than $1,000,000...............       2.50              2.56             2.25
$1,000,000 but less than $2,500,000.............       0.75              0.76             0.50
$2,500,000 and over.............................       0.25              0.25             0.20

     The Distributor may reallow up to the full sales charge to your dealer.

REDUCED SALES CHARGES

     Reducing your Sales Charges. There are several ways you can combine multiple purchases of shares of the Fund to take advantage of the breakpoints in the sales charge schedule.

     - Accumulation Privilege. Lets you add the value of any shares you already own to the amount of your next investment for purposes of calculating the sales charge, if the cumulative value of all shares purchased with a sales charge is equal to at least $25,000.

     - Letter of Intent. Lets you purchase shares of the Fund over a 13-month period and receive the same sales charge as if all shares had been purchased at once. Shares purchased during the 90 days prior to receipt of the letter of intent may be included in determining the reduced sales charge.

     - Combination Privilege. Lets you combine shares purchased by your spouse and minor children for purposes of calculating the sales charge.

     - Net Asset Value Swap. Lets you purchase shares of the Fund with shares in any other mutual fund that you have held for at least six months, if the shares have a minimum value of $5,000 and have been redeemed within the previous 60 days.

     - Purchases at Net Asset Value. Trust departments of banks, trust companies and other financial institutions may buy shares of the Fund without a sales charge, if the aggregate value of the purchase (including purchases under a letter of intent) is equal to at least $250,000. In addition, certain parties related to the Fund, such as its trustees and directors, officers and employees of the Fund's adviser, distributor and selected dealers, may buy shares of the Fund without a sales charge.

     - Reinstatement Privilege. If you sell shares of the Fund, you may reinvest some or all of the proceeds in the shares of the Fund within 30 days without a sales charge. This privilege may be exercised only once.

     To utilize. Complete the appropriate section of your application or contact your dealer.

SYSTEMATIC INVESTMENT PLAN

     The Systematic Investment Plan lets you set up regular investments to the Fund from your paycheck or bank account. You determine the frequency and amount of your investments (with a minimum initial investment of $250 and $100 regular investments) and you can terminate your program at any time. To establish:

     - Call the transfer agent for the Fund at (800) 992-2207 and ask for the appropriate forms.

DISTRIBUTION PLAN

     The Fund has a distribution plan under Rule 12b-1 which allows it to pay the expense of printing prospectuses and reports to shareholders which are sent to nonshareholders. Because these expenses are paid out of the Fund's assets on an annual basis, over time these expenses will reduce the Fund's yield.

SELLING SHARES

     The price to sell one share of the Fund is the Fund's NAV. Your shares will be sold at the next NAV calculated after your order is received in proper form. Certain requests must include a signature guarantee. It is designed to protect you and the Fund from fraud. You do not have to hold your shares for any minimum period of time. You may sell your shares by the following methods:

     EXPEDITED REDEMPTION METHODS

     The Fund provides and expedited redemption method for shares not represented by certificates and where payment is to be made directly to a bank account. To use, you must elect the expedited redemption method on the application and provide bank account information.

  By Mail:

     - write a letter of instruction or complete a stock power indicating your account number, the name(s) in which the account is registered and the dollar value or number of shares you wish to sell.

     - Include all signatures and any additional documents that may be required.

     - Mail the materials to:

          PFPC, Inc.
        Attn: Ocean State Tax-Exempt Fund
        P.O. Box 8871
        Wilmington, DE 19899-8871

     - A check will be mailed (or wired if for more than $1,000 and you so request) to the bank account predesignated by you.

  By Phone:

     - Call (800) 992-2207

     - A check will be mailed (or wired if for more than $1,000 and you so request) to the bank account predesignated by you.

     - For your protection, your account application will required a signature guarantee in order to sell shares by this method.

     To sell shares through the automatic withdrawal plan, see "Automatic Withdrawal Plan."

  REGULAR REDEMPTION METHOD

  For Certificated Shares:

     - Complete a stock power and send it with the certificate to:

          PFPC, Inc.
        Attn: Ocean State Tax-Exempt Fund
        P.O. Box 8871
        Wilmington, DE 19899-8871

     - For your protection, your signature must be guaranteed. YOU WILL NEED TO OBTAIN YOUR SIGNATURE GUARANTEE FROM A MEMBER OF THE SIGNATURE GUARANTEE MEDALLION PROGRAM. MOST BROKERS AND SECURITIES DEALERS ARE MEMBERS OF THIS PROGRAM. A NOTARY PUBLIC CANNOT PROVIDE A SIGNATURE GUARANTEE.

     - For your protection, you should mail your certificate and stock power separately.

  For Non-Certificated Shares:

     - Write a letter of instruction and send it to:

          PFPC, Inc.
          Attn: Ocean State Tax-Exempt Fund
          P.O. Box 8871
          Wilmington, DE 19899-8871

          indicating your account number, the dollar value of shares you wish to sell and payment instructions

     - For your protection, your signature must be guaranteed. YOU WILL NEED TO OBTAIN YOUR SIGNATURE GUARANTEE FROM A MEMBER OF THE SIGNATURE GUARANTEE MEDALLION PROGRAM. MOST BROKERS AND SECURITIES DEALERS ARE MEMBERS OF THIS PROGRAM. A NOTARY PUBLIC CANNOT PROVIDE A SIGNATURE GUARANTEE.

     You may need to include additional items with your request if:

     - the shares are held by a corporation, a partnership, trustee or executor

     - the redemption is requested by someone other than the shareholder of record.

AUTOMATIC WITHDRAWAL PLAN

     This plan may be used for routine bill payments or periodic withdrawals from your account. To establish:

     - Make sure you have at least $5,000 worth of shares in your account.

     - Make sure you are not planning to invest more money in this account (buying shares during a period when you are also selling shares of the same fund is not advantageous to you, because of sales charges).

     - Specify the payee(s). The payee may be yourself or any other party, and there is no limit to the number of payees you may have, as long as they are all on the same payment schedule. Each withdrawal must be in an amount not less than $50.

     - Determine the schedule: monthly, quarterly, semi-annually, annually or in certain selected months.

     - Fill out the relevant part of the account application. To add an automatic withdrawal plan to an existing account, contact your dealer or PFPC, Inc.

TRANSACTION POLICIES

     Buy and sell prices. When you buy shares, you pay the NAV plus any applicable sales charges, as described earlier. When you sell shares, you receive the NAV.

     Execution of requests. The Fund is open on those days when the New York Stock Exchange is open, typically Monday through Friday. Buy and sell requests are executed at the next NAV to be calculated after your request is received in proper form by PFPC, Inc.

     At the times of unusual activity, it may be difficult to place requests by phone. During these times, consider sending your request in writing.

     In unusual circumstances, the Fund may temporarily suspend the processing of sell requests, or may postpone payment of proceeds for up to three business days or longer, as allowed by federal securities laws.

     Telephone transactions. For your protection, telephone requests may be recorded in order to verify their accuracy. Also for your protection, telephone transactions are not permitted on accounts whose names or addresses have changed within the past 30 days. Proceeds from telephone transactions can only be mailed to a predesignated bank account or the address of record.

     Certificated shares. Most shares are electronically recorded. If you wish to have certificates for your shares, please write to PFPC, Inc. Certificated shares can only be sold by returning the certificates to PFPC, Inc., along with a letter of instruction or a stock power and a signature guarantee.

     Sales in advance of purchase payments. When you place a request to sell shares for which the purchase money has not yet been collected, the request will be executed in a timely fashion, but the Fund will not release the proceeds to you until your purchase payment clears. This may take up to ten business days after the purchase.

     Automatic Redemption. If the balance in your account falls below $500, your account may be automatically closed by the Fund if you do not cause the balance to go above $500 within 60 days.

     Redemption In Kind. The Fund may, if it is deemed to be in the best interests of the Fund's shareholders, pay the redemption price for redeeming shares of the Fund in whole or in part by the distribution of securities held by the Fund instead of paying the redemption price in cash.

                             MANAGEMENT OF THE FUND

     The Fund's board of trustees oversees the Fund's business activities and retains the services of the various firms that carry out the Fund's operations.

     Van Liew Capital Inc., One Regency Plaza, Suite One, Providence, Rhode Island, serves as the adviser to the Fund and supervises the investment program and the portfolio. Van Liew has been a registered investment adviser in Rhode Island since 1984 and advises individuals, charities, financial institutions and pension plans in New England. Joseph J. Healy and Samuel L. Hallowell, Jr. serve as co-managers of the Fund. Mr. Healy, Vice President of the Fund, has been employed by the Fund since 1996 and by the Fund's adviser since 1992. Mr. Hallowell has been a vice president of the Fund since 1986 and the Fund's adviser since 1992.

     Management Fees. The management fees paid to the investment adviser by the Fund last year are as follows: .60 of 1% for the first $200 million of average net assets and .50 of 1% of average net assets above $200 million. For the fiscal year ended October 31, 1998, the Fund paid the adviser $253,409, which is 0.60% of the Fund's average net assets.

                         DIVIDENDS AND TAX INFORMATION

     Dividends and Distributions. The Fund generally declares dividends daily and pays them monthly. Capital gains, if any, are distributed annually, typically after the end of the Fund's fiscal year. Most of the Fund's dividends are income dividends. Your dividends begin accruing the day after payment is received by the Fund and continue through the day your shares are actually sold.

     Dividend reinvestments. Most investors have their dividends and distributions reinvested in additional shares of the Fund. If you choose this option, or if you do not indicate any choice, your dividends will be reinvested on the dividend record date. Alternatively, you can choose to have a check for your dividends mailed to you. However, if the check is not deliverable, your dividends will be reinvested.

     Taxability of dividends. As long as the Fund meets the requirements for being a tax-qualified regulated investment company, which the Fund has in the past and intends to in the future, it pays no federal income tax on the earnings it distributes to shareholders.

     The Fund intends to meet certain federal tax requirements so that distributions of the tax-exempt interest it earns may be treated as "exempt-interest dividends." However, any portion of exempt-interest dividends attributable to interest on private activity bonds may increase certain shareholders' alternative minimum tax.

     The Fund may invest a portion of its assets in securities the income from which is not exempt from Federal or Rhode Island income tax. Any distributions which do not qualify as "exempt-interest dividends" may be subject to Federal or state income tax, whether received in cash or reinvested in additional shares of the Fund.

     Dividends from a Fund's short-term capital gains are taxable as ordinary income. Dividends from a Fund's long-term capital gains are taxable at a lower rate. Whether gains are short-term or long-term depends on the Fund's holding period.

     The Fund intends to comply with certain state tax requirements so that its income dividends generally will be exempt from Rhode Island state personal income tax. Dividends paid by the Fund to shareholders who are not Rhode Island residents may be subject to other state and local taxes.

     The tax information that is mailed to you every January details your dividends and their Federal tax category, although you should verify your tax liability with your tax professional.

     Taxability of transactions. Any time you sell or exchange shares, it is considered a taxable event for you. Depending on the purchase price and the sale price of the shares you sell or exchange, you may have a gain or a loss on the transaction. You are responsible for any tax liabilities generated by your transactions.

                                     OCEAN STATE TAX EXEMPT FUND ("THE FUND")
                                           C/O PFPC, INC. ("THE AGENT")
                                                  P.O. BOX 8871
                                         WILMINGTON, DELAWARE 19899-8871

A.   APPLICATION PLEASE PRINT CLEARLY

--------------------------------------------------------------------------------
1.  ACCOUNT REGISTRATION:
--------------------------------------------------------------------------------
COMPLETE ONLY THE APPLICABLE SECTIONS WHICH WILL TELL US HOW YOUR ACCOUNT SHOULD BE REGISTERED.

                   ----------------------------------------------------------------------
                   (First Name)                    (Middle Initial)                            (Last Name)
                   ----------------------------------------------------------------------
                   (First Name)                    (Middle Initial)                            (Last Name)

                   1Only one Social Security Number is needed for tax reporting.
                   2The account registration will be joint tenants with right of survivorship and not tenants in common unless tenants in common or community property registrations are requested.
                   Name of Adult Custodian (Only 1 permitted):
                   ---------------------------------------------------------------------------
                   (First Name)                    (Middle Initial)                            (Last Name)
                   Name of Minor (Only 1 permitted):
                   --------------------------------------------------------------------------------
                   (First Name)                    (Middle Initial)                            (Last Name)
                                                                                                 Uniform Gifts to Minors Act
                   ---------------------------------------------
                   (Name of State)
                   ---------------------------------------------------------------------------------------------------------------
                   (Name of Corporation or Partnership. If a Trust, include the name(s) of Trustees in which account will be registered and the name and date of the Trust Instrument. Account for a Pension or Profit Sharing Plan or Trust
                   may be registered in the name of the Plan or Trust itself.)
                   PLEASE INDICATE TYPE OF ORGANIZATION:

                   ---      ----------------------
                   (Fi                Soc. Sec. No.1
                   ---
                   (Fi
                   1On
                   2Th
                   ten
                   Nam
                                     as Custodian for
                   ---
                   (Fi
                   Nam
                                                  under the
                   ---
                   (Fi
                   ---      ----------------------
                   (Na           Minor's Soc. Sec. No.
                   ------------------------------------------------------------------------------
                   (Na
                   reg
                   may
                   PLE
                            ----------------------

              [ ] Corporation  [ ] Partnership  [ ] Trust  [ ] Other

              -----------------------------------    (Taxpayer I.D. No.)

[ ]

[ ]

[ ]

[ ]

     Individual
       (and)
     Joint
     Registrant

     (if any)2

     Gifts to

     Minors

     Corporations

     Partnerships

     Trusts &

     Others

2.  ADDRESS:
--------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
(Street Address)
---------------------------------------------------------------------------------

(City)                                                                                                          (State)

------------------------------------------------------------------------------------------------------
(Street Address)
                                                                                                                          (
)
---------------------------------------------------------------------------------                                         --------
                                                                                                                            Area
(City)                                                     (Zip)                                                            Code

------------------------------------------------------------------------------------------------------
(Street Address)
---------------------------------------------------------------------------------                                         --------
--------------
(City)                                                                   Daytime Tel.

Citizen or resident of: [ ] U.S. [ ] Other
------------ Check here [ ] If you are a non-U.S. Citizen or resident and not subject
                                             to back-up withholding (See
                            certification in 8 below.)
                              (specify)

3.  AMOUNT OF INVESTMENT:
--------------------------------------------------------------------------------

                         ------------------------
                                                   MINIMUM INITIAL INVESTMENT $1,000
AMOUNT OF INVESTMENT     $                         Enclose check payable to: Ocean State Tax Exempt Fund
                         ------------------------

[ ]Please check here if establishing an Automatic Withdrawal Plan (minimum investment $5,000) and complete Section 7 of this Application.

4. DIVIDEND AND DISTRIBUTION INSTRUCTIONS: (Dividends and Capital Gains will be reinvested unless indicated otherwise)
--------------------------------------------------------------------------------

Dividends are to be: [ ] Reinvested [ ] Paid in cash               Capital Gains
Distributions are to be: [ ] Reinvested [ ] Paid in cash

5.  RIGHT OF ACCUMULATION/LETTER OF INTENT:
--------------------------------------------------------------------------------

IF YOU ARE ALREADY A FUND SHAREHOLDER, YOU MAY BE ENTITLED TO A REDUCED SALES CHARGE UNDER RIGHT OF ACCUMULATION OR LETTER OF INTENT. TO QUALIFY, YOU MUST COMPLETE THIS SECTION. List all your accounts, including those in your spouse's name, joint accounts with your spouse, and accounts held for your minor children. If you need more space, please attach a separate sheet. This account qualifies for reduced sales charge under:
[ ] RIGHT OF ACCUMULATION: My existing
Fund account numbers are:

----------------------------------------

                                               LETTER OF INTENT: [ ] Submitted
                                                                     with this
                                                                     application

                                                       (complete Section b)

                                                             [ ] Previously
                                                                 submitted for
                                                                 accounts listed
                                                                 below:

                                               ---------------------------------

6.  SYSTEMATIC INVESTMENT PLAN:
--------------------------------------------------------------------------------
The Systematic Investment Plan, makes possible regularly scheduled purchases of Fund shares to allow dollar-cost averaging. The Fund's Transfer Agent can arrange for an amount of money selected by you ($100 minimum) to be deducted from your checking account and used to purchase shares of the Fund. A $1,000 minimum initial investment is required. This may not be used in conjunction with the Automatic Withdrawal Plan.

Please debit $
--------------- from my checking account (named in Section c) on or about the 20th of the month.
           $100 Minimum

Depending on the Application receipt date, the Plan may take 10 to 20 days to be in effect.

[ ] Monthly              [ ] Every alternate month

[ ] Quarterly            [ ] Other
                         -------------------------------------------------------

--------------------------- Start Month.

If you are applying for the Systematic Investment Plan, please attach a deposit slip or voided check. If you are applying for the Systematic Investment Plan, you must also complete Section c of this Application.

7.  AUTOMATIC WITHDRAWAL PLAN:
--------------------------------------------------------------------------------

Please establish an Automatic Withdrawal Plan for this account, subject to the terms of such Plan as set forth below. To realize the amount stated below, the Agent is authorized to redeem sufficient shares from this account at the then Net Asset Value, in accordance with the terms below:

Dollar Amount of each withdrawal $
---------- beginning
---------- Payments to be made: [ ] Monthly or [ ] Quarterly.
                         (Minimum: $50)
                              (Month)(Year)

Checks should be made payable to (if check is payable to a bank for your commercial bank account, indicate bank name, address and your account number):

-----------------------------------------------------------------------      ---------------------------------------
(First Name)              (Middle Initial)             (Last Name)           (Bank Name and Address)

-----------------------------------------------------------------------      ---------------------------------------
(Street)

-----------------------------------------------------------------------      ---------------------------------------
(City)                    (State)                             (Zip)

                                                                             ---------------------------------------
                                                                             (Bank Account Number)

8.  TELEPHONE REDEMPTION:
--------------------------------------------------------------------------------

When shares are redeemed by telephone or wire, please wire redemption proceeds of $1,000 or more in federal funds to my (our) commercial bank account which must be in the same name as this Fund account is registered. (Please attach a deposit slip or voided check.)

-------------------------------------------------------
Name of Bank

-------------------------------------------------------
Street

---------------------------
---------------------------
Bank a/c no.                   Bank ABA no.

-------------------------------------------------------
City                  State                  Zip

9.  SIGNATURE(S):
--------------------------------------------------------------------------------
The undersigned warrants that he/she has full authority and is of legal age to purchase shares of the Fund and has received and read a current Prospectus of the Fund and agrees to its terms. The undersigned authorizes the Fund and its agents to act upon the instructions for the features that have been selected above. The Agent will not be liable for acting upon instructions it believes are genuine. Under penalties of perjury, the undersigned whose Social Security (Tax I.D.) Number is shown above certifies (i) that Number is my correct taxpayer identification number and (ii) currently I am not under IRS notification that I am subject to backup withholding (line out (ii) if under notification). If no such Number is shown, the undersigned further certifies, under penalties of perjury, that either (a) no such Number has been issued, and a Number has been or will soon be applied for; if a Number is not provided to you within sixty days, the undersigned understands that all payments (including liquidations) are subject to 31% withholding under federal tax law, until a Number is provided; or
(b) that the undersigned is not a citizen or resident of the U.S.; and either does not expect to be in the U.S. for 183 days during each calendar year and does not conduct a business in the U.S. which would receive any gain from the Fund, or is exempt under an income tax treaty.

------------------------------------------  ------------------------------------------  ------------------------
Individual(or Custodian)                             Joint Registrant, if any                     Date

------------------------------------------  ------------------------------------------  ------------------------
Corporate Officer, Partner, Trustee, etc.                     Title                               Date

10. INVESTMENT DEALER: (IMPORTANT--TO BE COMPLETED BY DEALER):
--------------------------------------------------------------------------------

-------------------------------------------------------
Dealer Name

-------------------------------------------------------
Address

(      )
-------------------------------------------------------
Area Code    Telephone

-------------------------------------------------------
Branch #/Rep. #/Name

-------------------------------------------------------
Dealer No./Branch Office--City & State

IMPORTANT INFORMATION ABOUT TAXPAYER IDENTIFICATION NUMBERS:
--------------------------------------------------------------------------------
Because of important changes made to the Internal Revenue Code in 1983, we must be certain that we have a record of your correct Social Security Number or other Taxpayer Identification Number. If you have not certified that you have provided us with the correct number, your account will be subject to special Federal income tax withholding (called "backup withholding"); the law will then require us to withhold 31% of each taxable dividend or capital gain distribution paid to you in cash or reinvested in your account and will require us to withhold 31% of any liquidation or the amount you exchange to establish a new account. The amount withheld is paid to the Internal Revenue Service toward the amount of Federal income taxes you owe. The Fund will not return to you an amount withheld due to your failure to provide a correct certified number. In addition, you may be subject to a $50 I.R.S. penalty. Therefore please include your correct Social Security Number or Taxpayer Identification Number. The appropriate taxpayer identification number must be inserted on the application in the space provided.

The following sets forth examples of what identification number to list:

Type of Account Registration                                  Taxpayer Number to be Used
--------------------------------------------------------------------------------------------------------------
Individual Account                                            Social Security Number of Applicant
Joint Account                                                 Social Security Number of Person Reporting Tax
Custodian Account for a Minor                                 Social Security Number of Minor
Corporation, Partnership, Trust Estate, Pension Trust,        Taxpayer Identification Number
  Broker, etc.
Nonresident Alien                                             None Required

B.    LETTER OF INTENT SEE TERMS BELOW
--------------------------------------------------------------------------------

                                                  ------------------------------
                                                                  DATE

Gentlemen:

    I intend to invest in shares of the Fund during the 13-month period from the date of my first purchase pursuant to this Letter (which purchase cannot be more than 90 days prior to this Letter), an aggregate amount (excluding any reinvestments of dividends or distributions) of at least $25,000 which, together with my present holdings of Fund shares (at public offering price on date of this Letter), will equal or exceed the minimum amount checked below:

    [ ] $25,000    [ ] $50,000    [ ] $100,000   [ ] $250,000   [ ] $500,000   [
] $1,000,000

    Subject to conditions specified below, each purchase will be made at the public offering price applicable to a single transaction of the dollar amount checked above.

    I am making no commitment to purchase shares, but if my purchases within thirteen months from the date of my first purchase do not aggregate $25,000, or, if such purchases added to my present holdings do not aggregate the minimum amount specified above, I will pay the increased amount of sales charge prescribed in terms of escrow below. It is understood that 3% of the minimum dollar amount checked above will be held in escrow in the form of shares (computed to the nearest full share). These shares will be held subject to the terms of escrow.

    The commission to the dealer, if any, named herein shall be at the rate applicable to the minimum amount of my specified intended purchases checked above. If my actual purchases do not reach this minimum amount, the commissions previously paid to the dealer will be adjusted to the rate applicable to my total actual purchases. If my total purchases exceed the dollar amount of my intended purchases and pass the next commission break-point, I shall receive the lower sales charge, provided that the dealer returns to the Distributor the excess of commissions previously allowed or paid to him over that which would be applicable to the amount of my total purchases.

    In determining from time to time the total amount of purchases made hereunder, shares disposed of by the undersigned prior to the termination of this Letter will be deducted.

    My dealer shall refer to this Letter of Intent in placing any future purchase orders for me while this Letter is in effect.
Terms Accepted

------------------------------------   ------------------------------------   ------------------------------------
(Dealer)                               Print name(s) of Investor(s)           Print name(s) of Investor(s)

By
                                       ------------------------------------   ------------------------------------
       (Authorized Signature)          Address                                Address

Date
                                       ------------------------------------   ------------------------------------
                                       City                                   City

Accepted:
                                       ------------------------------------   ------------------------------------
                                       State and Zip                          State and Zip

By
                                       ------------------------------------   ------------------------------------
             Distributor               Signature(s) of Investor(s)            Signature(s) of Investor(s)

                              ---------------------------
NUMBER OF SHARES TO BE HELD
IN
ESCROW UNDER THIS LETTER OF
INTENT
                              ---------------------------

                                                     ---------------------------
                                                     Expiration Date of Letter

TERMS OF ESCROW FOR LETTER OF INTENT
--------------------------------------------------------------------------------

In submitting a Letter of Intent, the investor agrees to be bound by the terms and conditions applicable to Letters of Intent appearing below.

    1. Out of the initial purchase (or subsequent purchase if necessary), 3% of the dollar amount specified in the Letter of Intent ("Letter") shall be held in escrow in shares of the Fund by the Agent. All dividends and any capital distributions on the escrowed shares will be credited to the investor's account.

    2. If the total minimum investment specified under the Letter of Intent is completed with a thirteen-month period, the escrowed shares will be promptly released to the investor. However, shares disposed of prior to completion of the purchase requirement under the Letter of Intent will be deducted from the amount required to complete the investment commitment.

    3. If the total purchases pursuant to the Letter of Intent are less than the amount specified in the Letter as the intended aggregate purchases, the investor must remit to the Distributor an amount equal to the difference between the dollar amount of sales charges actually paid and the amount of sales charges which would have been paid if the total amount purchased had been made at a single time. If such difference in sales charges is not paid within twenty days after receipt of a request from the Distributor or the dealer, the Distributor will, within sixty days after the expiration of the Letter, redeem the number of escrowed shares necessary to realize such difference in sales charges. Full shares and any cash proceeds for a fractional share remaining after such redemption will be released to the investor. The escrow of shares will not be released until any additional sales charge due has been paid as stated in this section.

    4. By signing the Letter, the investor irrevocably constitutes and appoints the Agent or the Distributor his attorney to surrender for redemption any or all escrowed shares on the books of the Fund.

C.    SYSTEMATIC INVESTMENT PLAN PROVISIONS/DEPOSITOR'S
      AUTHORIZATION TO HONOR DEBITS
--------------------------------------------------------------------------------
   IF YOU SELECTED SYSTEMATIC INVESTMENT YOU MUST ALSO COMPLETE THIS SECTION

I/We authorize the Financial Institution listed below to charge to my/our account any drafts or debits drawn on my/our account initiated by PFPC, Inc., the Agent, and to pay such sums in accordance therewith, provided my/our account has sufficient funds to cover such drafts or debits. I/We further agree that your treatment of such orders will be the same as if I/we personally signed or initiated the drafts or debits.

The undersigned acknowledges that in connection with a Systematic Investment, if his/her account at the Financial Institution has insufficient funds, the Fund and its agents may cancel the purchase transaction and are authorized to liquidate other shares or fractions thereof held in his/her Fund account to make up any deficiency resulting from any decline in the net asset value of shares so purchased and any dividends paid on those shares. The undersigned authorizes the Fund and its agents to correct any transfer error by a debit or credit to his/her Financial Institution account and/or Fund account and to charge the account for any related charges.

I/We understand that this authority will remain in effect until you received my/our written instructions to cancel this service. I/We also agree that if any such drafts or debits are dishonored, for any reason, you shall have no liabilities.

Financial Institution Account Number


Name and Address              Name of Financial Institution
where my/our account          Street Address
is maintained                 City ---------------------------------------------------
                              State --------- Zip

Name(s) and Signature(s)
of Depositor(s) as they       ------------------------------------------------------------
appear where account          (Please Print)
is registered
                              X
                              ------------------------------------------------------------    ------------------
                              (Signature)                                                           (Date)

                              ------------------------------------------------------------
                              (Please Print)
                              X
                              ------------------------------------------------------------    ------------------
                              (Signature)                                                           (Date)

                           INDEMNIFICATION AGREEMENT

To: Financial Institution Named Above

So that you may comply with your depositor's request, the Agent agrees:

1. Electronic Funds Transfer debit and credit items transmitted pursuant to the above authorization shall be subject to the provisions of the Operating Rules of the National Automated Clearing House Association.

2. To indemnify and hold you harmless from any loss you may suffer in connection with the execution and issuance of any electronic debit in the normal course of business initiated by the Agent (except any loss due to your payment of any amount drawn against insufficient or uncollected funds), provided that you promptly notify us in writing of any claim against you with respect to the same, and further provided that you will not settle or pay or agree to settle or pay any such claim without the written permission of the Distributor.

3. To indemnify you for any loss including your reasonable costs and expenses in the event that you dishonor, with or without cause, any such electronic debit.

D.    AUTOMATIC WITHDRAWAL PLAN PROVISIONS
--------------------------------------------------------------------------------

By requesting an Automatic Withdrawal Plan, the applicant agrees to the terms and conditions applicable to such plans, as stated below.

     1. The Agent will administer the Automatic Withdrawal Plan (the "Plan") as agent for the person (the "Planholder") who executed the Plan authorization.

     2. Certificates will not be issued for shares of the Fund purchased for and held under the Plan, but the Agent will credit all such shares to the Planholder on the records of the Fund. Any certificates now held by the Planholder may be surrendered unendorsed to the Agent with the application so that the shares represented by the certificates may be held under the Plan.

     3. Dividends and distributions will be reinvested in shares of the Fund at Net Asset Value without a sales charge.

     4. Redemptions of shares in connection with disbursement payments will be made at the Net Asset Value per share in effect at the close of business on the last business day of the month or quarter.

     5. The amount and the interval of disbursement payments and the address to which checks are to be mailed may be changed, at any time, by the Planholder on written notification to the Agent. The Planholder should allow at least two week's time in mailing such notification before the requested change can be put into effect.

     6. The Planholder may, at any time, instruct the Agent by written notice (in proper form in accordance with the requirements of the then current prospectus of the Fund) to redeem all, or any part of, the shares held under the Plan. In such case the Agent will redeem the number of shares requested at the Net Asset Value per share in effect in accordance with the Fund's usual redemption procedures and will mail a check for the proceeds of such redemption to the Planholder.

     7. The Plan may, at any time, be terminated by the Planholder on written notice to the Agent, or by the Agent upon receiving directions to that effect from the Fund. The Agent will also terminate the Plan upon receipt of evidence satisfactory to it of the death or legal incapacity of the Planholder. Upon termination of the Plan by the Agent or the Fund, shares remaining unredeemed will be held in an uncertificated account in the name of the Planholder, and the account will continue as a dividend-reinvestment, uncertificated account unless and until proper instructions are received from the Planholder, his executor or guardian, or as otherwise appropriate.

     8. The Agent shall incur no liability to the Planholder for any action taken or omitted by the Agent in good faith.

     9. In the event that the Agent shall cease to act as transfer agent for the Fund, the Planholder will be deemed to have appointed any successor transfer agent to act as his agent in administering the Plan.

    10. Purchases of additional shares concurrently with withdrawals are undesirable because of sales charges when purchases are made. Accordingly, a Planholder may not maintain this Plan while simultaneously making regular purchases. While an occasional lump sum investment may be made, such investment should normally be an amount equivalent to three times the annual withdrawal or $5,000, whichever is less.

DISTRIBUTOR

      Van Liew Securities Inc.
      One Regency Plaza, Suite One
      Providence, Rhode Island 02903

TRANSFER AGENT

      PFPC, Inc.
      P.O. Box 8871
      Wilmington, DE 19899-8871

INVESTMENT ADVISER

      Van Liew Capital Inc.
      One Regency Plaza, Suite One
      Providence, Rhode Island 02903

CUSTODIAN

      P.N.C. Bank, N.A.
      Airport Business Center
      200 Stevens Drive, Suite 440
      Lester, PA 19113

INDEPENDENT AUDITORS

      Ernst & Young LLP
      200 Clarendon Street
      Boston, MA 02116

COUNSEL

      Hinckley, Allen & Snyder
      1500 Fleet Center
      Providence, Rhode Island 02903

                                      LOGO

FOR MORE INFORMATION, PLEASE CONSULT:

ANNUAL/SEMIANNUAL REPORT TO SHAREHOLDERS

    Includes financial statements, detailed performance information, portfolio holdings, a statement from portfolio management and the independent auditor's report (for the annual statement only).

STATEMENT OF ADDITIONAL INFORMATION (SAI)

    Contains more detailed information on all aspects of the Fund. The current annual/semiannual report is included in the SAI, has been filed with the Securities and Exchange Commission and is incorporated by reference (is legally a part of this prospectus).

    To request a free copy of the current annual/semiannual report or SAI, or for information on buying or selling shares, please write or call:

            Van Liew Securities Inc.
            Attn: Ocean State Tax-Exempt Fund
            One Regency Plaza, Suite One
            Providence, Rhode Island 02903
            1-800-300-1116 or 401-421-1411

    For shareholder and other inquiries about the Fund, please call:
1-800-300-1116.

    You can review and copy information about the Fund at the Securities and Exchange Commission's Public Reference Room in Washington, D. C. You may also write the Public Reference Section of the Commission, Washington, D. C. 20459 and request copies of the Fund's information for a fee. You may also obtain reports and other information about the Fund and information on the operation of the Public Reference Room by calling the Commission at 1-800-SEC-0330 or accessing the Commission's web site at http://www.sec.gov.

                                                                      [811-4788]

                       STATEMENT OF ADDITIONAL INFORMATION

                           OCEAN STATE TAX-EXEMPT FUND

                                ONE REGENCY PLAZA
                         PROVIDENCE, RHODE ISLAND 02903

                                  401-421-1411
                                 1-800-300-1116


                                 March 1, 1999


         This Statement of Additional Information ("Additional Statement") is not a Prospectus. This Additional Statement should be read in conjunction with the Prospectus (the "Prospectus") dated March 1, 1999 of Ocean State Tax-Exempt Fund (the "Fund"), which may be obtained by written request to the Fund's transfer agent, PFPC, Inc. by writing to the transfer agent at: P.O. Box 8871, Wilmington, Delaware 19899-8871, or by calling it at the following number:


                            Toll free 1-800-992-2207

or by written request to Van Liew Securities Inc., the Fund's Distributor, One Regency Plaza, Providence, Rhode Island 02903.


                                TABLE OF CONTENTS


Description of the Fund and its Investments and Risks...................  2
Yield Information ...................................................... 13
Limitation of Redemptions in Kind....................................... 14
Trustees and Officers................................................... 14
Investment Advisory and Other Services.................................. 19
Distribution Arrangements .............................................. 20
Brokerage Allocation and Other Practices................................ 21
Computation of Net Asset Value.......................................... 22
Tax Information......................................................... 23
Fund History............................................................ 26
Financial Statements.................................................... 28
Appendix A.............................................................. 29

              DESCRIPTION OF THE FUND AND ITS INVESTMENTS AND RISKS

         The principal investment objective, strategies, risks and policies of the Fund are described in the Prospectus, which refers to the matters described below.

INVESTMENT OF THE FUND'S ASSETS

         In seeking its objective of providing as high a level of current income which is exempt from both Rhode Island and Federal income taxes as is consistent with the preservation of capital, the Fund will invest primarily in Rhode Island Obligations (as defined below). There is no assurance that the Fund will achieve this objective. However, this objective is a fundamental policy of the Fund which may not be changed without the approval of the holders of a majority (as defined in the Investment Company Act of 1940 (the "1940 Act")) of the Fund's outstanding shares. Subject to the limitations set forth below, the Fund may also invest in Taxable Short-Term Obligations (see below), in Municipal Bond Index Futures (see below) for protective (hedging) purposes and in Non-Rhode Island Obligations (see below) for temporary defensive purposes.

         As used in the Prospectus and this Additional Statement, the term "Rhode Island Obligations" means obligations, including those of non-Rhode Island issuers of any maturity which pay interest exempt, in the opinion of bond counsel, from Rhode Island State and Federal income taxes. (The non-Rhode Island issuers the interest on which is so exempt under present law, in the opinion of counsel, are Guam, Puerto Rico and the Virgin Islands.) The Rhode Island Obligations which the Fund will purchase must, at the time of purchase, either
(i) be rated within the four highest grades assigned by Moody's Investors Service, Inc. ("Moody's") or Standard & Poor's Corporation ("S&P"); or (ii) if unrated, be judged by Van Liew Capital Inc. (the "Adviser") to be of comparable quality to municipal obligations so rated. Municipal Obligations rated in the fourth highest grade are considered by such rating agencies to be of medium quality and have speculative characteristics and thus may present investment risks not present in more highly rated obligations. For example, the prices of such bonds tend to be more sensitive to economic changes and other circumstances than higher-rated investments which are affected primarily by interest rate changes since adverse economic conditions are more likely to adversely affect the issuer's capacity to meet its payment obligations. It is the policy of the Fund to dispose of an Obligation held by the Fund if its rating drops below the fourth highest grade, unless the Adviser determines that the decline in rating is temporary and immediate disposition of the bond would not be in the best interests of the Fund. See Appendix A to this Additional Statement for further information as to these ratings.

         The Fund may purchase industrial development bonds only if they meet the definition of Rhode Island Obligations, i.e., the interest on them is exempt from Rhode Island State and Federal income taxes. However, since the interest on newly issued private activity bonds is an item of "tax preference" subject to the Federal alternative minimum tax for individuals and corporations, such bonds ("AMT Obligations") shall not be included in the term "Rhode Island Obligations" for purposes of calculating the percentage of the Fund's net assets so invested. See "Tax Information".

         The Fund may invest in Rhode Island Obligations with demand features, including variable rate demand notes which meet the quality standards set forth above. Although there may be no active secondary market with respect to a particular variable rate demand note purchased by the Fund, the Fund may, upon notice specified in the note, demand payment in full of the principal of and accrued interest on the note at any time and may resell the note at any time to a third party. The absence of an active secondary market, however, could make it difficult for the Fund to dispose of the variable rate demand note in the event the issuer of the note defaulted on its payment obligation, and the Fund could, for this or other reasons, suffer a loss to the extent of the default.

         The "Taxable Short-Term Obligations" which the Fund may purchase are obligations maturing in one year or less from the date of purchase by the Fund and which are either (i) obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities ("U.S. Government Obligations"); (ii) commercial paper rated Prime-1 or Prime-2 by Moody's or A-1 or A-2 by S&P (see Appendix A to this Additional Statement); or (iii) bank obligations, such as certificates of deposit, bankers acceptances and fixed time deposits, issued by a domestic bank subject to regulation by the U.S. Government having total assets of at least $1.5 billion. For instance, the Fund might choose to invest in Taxable Short-Term Obligations pending investment in Rhode Island Obligations of the proceeds of the sale of shares or the sale of Rhode Island Obligations, pending settlement of purchases of Rhode Island Obligations or if it is attempting to maintain liquidity to meet anticipated redemptions.

         Under normal market conditions the Fund will invest at least 80% of its net assets in Rhode Island Obligations and may not purchase Taxable Short-Term Obligations if thereafter more than 20% of its total assets would consist of Taxable Short-Term Obligations, AMT Obligations and cash. However, the Fund may temporarily invest more than 20% of its total assets in Taxable Short-Term Obligations, AMT Obligations, and municipal obligations which pay interest which is exempt from Federal, but not Rhode Island, income tax ("Non-Rhode Island Obligations") as a "defensive" measure during times of adverse market conditions affecting the market for Rhode Island Obligations, i.e., unavailability of suitable Rhode Island Obligations or in anticipation of a decline or possible decline in the value of Rhode Island Obligations. The Fund may also enter into repurchase agreements as to Taxable Short-Term Obligations; see "Repurchase Agreements" below.

RHODE ISLAND OBLIGATIONS

         Rhode Island Obligations are a type of municipal obligation. Municipal obligations are issued by or on behalf of states, territories and possessions of the United States and their political subdivisions, agencies, and instrumentalities to obtain funds for various public purposes. Municipal notes are generally used to provide for short-term capital needs and generally have maturities of one year or less while municipal bonds have extended maturities. Municipal notes include: Tax Anticipation Notes; Revenue Anticipation Notes; Bond Anticipation Notes; and Construction Loan Notes. Municipal obligations are issued to obtain funds for various public purposes, including the construction of a wide range of public facilities such as airports, highways, bridges, schools, hospitals, housing, mass transportation, streets and water and sewer works. Other public purposes for which municipal obligations may be issued include the refunding of outstanding obligations, obtaining funds for general operating expenses and the obtaining of funds to lend to other public institutions and facilities.

         The two principal classifications of municipal bonds are "general obligation" and "revenue" bonds. General obligation bonds are secured by the issuer's pledge of its faith, credit and taxing power for the payment of principal and interest. Revenue bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special tax or other specific revenue source such as the user of the facility being financed. Industrial development bonds are in most cases revenue bonds and are not payable from the unrestricted revenues of the municipal issuer, but from the revenues derived from payments of the private user. Therefore, these bonds may present greater investment risks than securities issued by government subdivisions. The Fund's ability to meet its objectives depends on the ability of the various issuers to meet their scheduled payments of principal and interest, and the pledge, if any, of real and personal property so financed as security for such payment. Under the Internal Revenue Code (the "Code") the interest on certain such bonds is taxable while the interest on certain other such bonds is exempt from Federal income taxes. The Fund will invest in such bonds only if the interest is so tax free to the Fund. See "Tax Information".

         Since the Fund may invest in industrial development bonds, the Fund may not be an appropriate investment for entities which are "substantial users" of facilities financed by industrial development bonds or for investors who are "related persons". Generally, an individual will not be a "related person" under the Code unless such investor or his immediate family (spouse, brothers, sisters and lineal descendants) own directly or indirectly in the aggregate more than 50 percent in the value of the equity of a corporation or partnership which is a "substantial user" of a facility financed from proceeds of "industrial development bonds". A "substantial user" of such facilities is defined generally as a "non-exempt person who regularly uses a part of (a) facility" financed from the proceeds of industrial development bonds.

         Proposals have been introduced periodically before Congress to restrict or eliminate the Federal income tax exemption for interest on municipal bonds. Similar proposals may be introduced in the future. If such a proposal were enacted, the availability of municipal bonds for investment by the Fund and the value of the Fund's portfolio would be affected. In that event the

Fund would reevaluate its investment policies and restrictions and consider recommending to its shareholders changes in both.

U.S. GOVERNMENT SECURITIES

         U.S. Government Securities (i.e., obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities) include securities issued by the U.S. Government, which in turn include Treasury Bills (which mature within one year of the date they are issued) and Treasury Notes and Bonds (which are issued with longer maturities). All Treasury securities are backed by the full faith and credit of the United States. U.S. Government agencies and instrumentalities that issue or guarantee securities include, but are not limited to, the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, Government National Mortgage Association, General Services Administration, Bank for Cooperatives, Federal Home Loan Banks, Federal Home Loan Mortgage Corporation, Federal Intermediate Credit Banks, Federal Land Banks, Maritime Administration, the Tennessee Valley Authority, District of Columbia Armory Board, the Inter-American Development Bank, the Asian-American Development Bank, and the International Bank for Reconstruction and Development.

         Securities issued or guaranteed by U.S. Government agencies and instrumentalities are not always supported by the full faith and credit of the United States. Some, such as securities issued by the Federal Home Loan Banks, are backed by the right of the agency or instrumentality to borrow from the Treasury. Others, such as securities issued by the Federal National Mortgage Association, are supported only by the credit of the instrumentality and not by the Treasury. If the securities are not backed by the full faith and credit of the United States, the owner of the securities must look principally to the agency issuing the obligation for repayment and may not be able to assert a claim against the United States in the event that the agency or instrumentality does not meet its commitment. The Fund will invest in securities of agencies and instrumentalities only if the Adviser is satisfied that the credit risk involved is minimal.

WHEN-ISSUED AND DELAYED DELIVERY OBLIGATIONS

         The Fund may buy Rhode Island and other Obligations on a when-issued or delayed delivery basis when it has the intention of acquiring them. Rhode Island Obligations so purchased are subject to market fluctuation and no interest accrues to the Fund until delivery and payment take place; their value at the delivery date may be less than the purchase price. The purchase price and the interest rate payable on the Obligations are fixed on the transaction date. At the time the Fund makes the commitment to purchase Obligations on a when-issued or delayed delivery basis, it will record the transaction and thereafter reflect the value each day of such Obligations in determining its net asset value. The Fund will make commitments for such when-issued transactions only when it has the intention of actually acquiring the Obligations. To facilitate such acquisitions, the Fund will maintain with P.N.C. Bank, N.A. (the "Custodian") a separate account with portfolio Obligations in an amount at least equal to such commitments. On delivery dates for such transactions, the Fund will meet its commitments by selling the Obligations held in the separate account and/or from cash flow. The Fund may not enter into when-issued commitments exceeding in the aggregate 15% of the market value of the Fund's total assets, less liabilities other than the obligations created by when-issued commitments. If the Fund chooses to dispose of the right to acquire a when-issued Obligation prior to its acquisition, it could incur a short-term gain or loss due to market fluctuation.

MUNICIPAL BOND INDEX FUTURES

         The Fund may use Municipal Bond Index Futures ("Municipal Bond Index Futures" or "Futures") to protect the value of the Fund during changing interest rate markets. A Future is a contract to deliver or accept delivery of a cash settlement based on the movement of a security index.

         The "sale" of a Future means the acquisition by the Fund of an obligation to deliver an amount of cash equal to a specified dollar amount times the difference between the index value at the close of the last trading day of the Future and the price at which the Future is originally struck (which the Fund anticipates will be lower because of a subsequent rise in interest rates and a corresponding decline in the index value). This is referred to as having a "short" Futures position.

         The "purchase" of a Future means the acquisition by the Fund of an obligation to take delivery of such an amount of cash. In this case, the Fund anticipates that the closing index value will be higher than the price at which the Future is originally struck. This is referred to as having a "long" Futures position. There is no physical delivery of the bonds making up the index on either long or a short Futures position.

         The Fund does not pay or receive money upon the purchase or sale of a Future, but the Fund is required to deposit with the futures commission merchant ("broker") an amount of cash or Obligations equal to an initial margin (a varying specified percentage of the contract amount). The broker makes subsequent payments (variation margin) on a daily basis as the price of the underlying index fluctuates, making the Future more or less valuable, a process known as mark to market. The Fund records changes in variation margin as unrealized gains or losses. Margin deposits do not involve borrowing by the Fund and may not be used to support any other transactions. As a matter of fundamental policy, the Fund will not buy or sell a Municipal Bond Index Future if more than 10% of its net assets would be in initial or variation margin on such Futures.

         At any time prior to expiration of the Future, the Fund may close the position by taking an opposite position which will operate to terminate the Fund's position in the Future. A final determination of variation margin is then made. The broker pays or releases additional cash to the Fund and it realizes a gain or a loss. Although Futures call for the actual delivery or acceptance of cash, in most cases the contractual obligation is fulfilled without having to make or take delivery. All transactions in the futures markets are subject to commissions payable by the Fund and are made offset or fulfilled through a clearing house associated with the exchange on which the contracts are traded. The Fund intends to buy and sell Futures only on an exchange where there appears to be an active secondary market.

         The Fund may sell Futures as a strategy to hedge its portfolio against market decline and buy or sell Futures in a greater dollar amount than the dollar amount of the Rhode Island Obligations being hedged if the historical volatility of the prices of the Rhode Island Obligations being hedged is less than the historical volatility of the debt securities which are included in the index. Where Futures are purchased to hedge against a possible increase in the price of Rhode Island Obligations before the Fund is able to invest in them in an orderly fashion, it is possible that the market may decline instead. If the Fund then concludes not to invest in them at that time because of concern as to possible further market decline or for other reasons, the Fund will realize a loss on the Futures that is not offset by a reduction in the price of the Rhode Island Obligations which it had anticipated purchasing.

         There are daily price fluctuation limits established by contract markets which limit the amount of fluctuation in a futures contract price during a single trading day. Once the daily limit has been reached on a contract, no trades may be entered into at prices beyond the limit, thus preventing the liquidation of open futures positions.

         Regulatory Aspects of Municipal Bond Index Futures. The Fund will deposit with the Custodian in a segregated account Rhode Island Obligations maturing in one year or less or cash, in an amount equal to the fluctuating market value of long Futures it has purchased, less any margin deposited on long positions.

         The Fund must operate within certain restrictions as to its long and short positions in Futures under a rule (the "CFTC Rule") adopted by the Commodity Futures Trading Commission ("CFTC") under the Commodity Exchange Act (the "CEA") to be eligible for the exclusion provided by the CFTC Rule as a "commodity pool operator" (as defined under the CEA), and must represent to the CFTC that the Fund will operate within such restrictions. Under these restrictions the Fund will not, as to any positions, whether long, short or a combination thereof, enter into Futures for which the aggregate initial margins exceed 5% of the fair market value of its assets. Under the restrictions, the Fund also must, as to its short positions, use Futures solely for bona-fide hedging purposes within the meaning and intent of the applicable provisions under the CEA. The "underlying commodity value" of the Fund's long positions must not exceed the sum of (i) cash set aside in an identifiable manner, or short-term U.S. debt obligations or other U.S. dollar-denominated high quality short-term money market instruments so set aside, plus any funds deposited as margin; (ii) cash proceeds from existing investments due in 30 days; and (iii) accrued profits held at the futures commission merchant. The "underlying commodity value" of a Future is computed by multiplying the size of the Future by the daily settlement price of the Future.

         Tax Information On Futures. Under the Code, in order to qualify as a "regulated investment company", at least 90% of the Fund's gross income must be derived from interest and gains from the sale or other disposition of securities. In connection with the 90% test, the Fund treats gains realized from Futures transactions as qualifying under the "90% test" even though the Code does not require it to do so. For Code purposes, the Futures held by the Fund which remain open at fiscal year end which are not part of a "mixed straddle" are treated as having been sold at market value. The resulting net gain or loss will be included in Federal taxable income. For Federal income tax purposes, a realized or unrealized gain or loss with respect to Futures is normally treated as a long-term capital gain or loss, to the extent of 60% of such gain or loss, and as a short-term capital gain or loss, to the extent of 40% of such gain or loss. If a Future is part of a "mixed straddle", as defined by the Code, the Fund may elect that the mark-to-market and 60/40 rules be inapplicable.

REPURCHASE AGREEMENTS

         The Fund may purchase securities (limited to Taxable Short-Term Obligations) subject to repurchase agreements. Income from repurchase agreements is taxable and therefore is not included in the "exempt-interest" dividends which the Fund will pay; see " Tax Information". Repurchase agreements may be entered into only with commercial banks or broker dealers. A repurchase agreement occurs when, at the time the Fund purchases a security, the Fund also resells it to the vendor and must deliver the security (or securities substituted for it) to the vendor on an agreed-upon date in the future (the "Resold Securities"). The Resold Securities will be held by the Custodian. The resale price is higher than the purchase price, reflecting an agreed-upon market interest rate effective for the period of time during which the Fund's money is invested in the Resold Securities. The majority of these transactions run from day to day, and the delivery pursuant to the resale usually occurs within one to five days of the purchase.

         Repurchase agreements may be considered loans "collateralized" by the Resold Securities (such agreements being defined as "loans" in the 1940 Act). The return on such "collateral" may be more or less than that from the repurchase agreement. The Resold Securities under any repurchase agreement will be marked to market every business day so that the value of the "collateral" is at least equal to the value of the loan, including the accrued interest earned thereon, plus sufficient additional market value as is considered necessary to provide a margin of safety. Additionally, the Adviser will regularly review the financial strength of all vendors of repurchase agreements to the Fund.

LOAN OF PORTFOLIO SECURITIES

         The Fund may lend its Obligations on a short or long term basis to broker-dealers, banks or certain other financial institutions if: (i) the loan is collateralized in accordance with applicable regulatory requirements (the "Guidelines"); and (ii) after any loan, the value of the Obligations loaned does not exceed 10% of the value of its total assets. The financial institutions other than broker-dealers or banks to which the Fund can lend its Obligations are limited to "accredited investors" such as insurance companies, investment companies and certain employee benefit plans. Under the present Guidelines, the loan collateral must at least equal the value of the loaned obligations and must consist of cash, bank letters of credit or U.S. Government Securities. To be acceptable as collateral, a letter of credit must obligate a bank to pay amounts demanded by the Fund if the demand meets the terms of the letter. Such terms and the issuing banks would have to be satisfactory to the Fund. Any loan might be secured by any one or more of the three types of collateral.

         The Fund receives amounts equal to the interest or other distributions on loaned obligations and also receives one or more of the negotiated loan fees, interest on obligations used as collateral or interest on the securities purchased with such collateral, either of which type interest may be shared with the borrower. The Fund may also pay reasonable finder's, custodian and administrative fees but only to persons not affiliated with the Fund. The terms of the Fund's loans will meet certain tests under the Code and permit the Fund to terminate the loan and reacquire loaned securities on five days' notice.

RATINGS

         The ratings assigned by Moody's or S&P represent their respective opinions of the quality of the municipal bonds and notes and Short-Term Taxable Obligations which they undertake to rate. Consequently, obligations with the same maturity, stated interest rate and rating may have different yields, while obligations of the same maturity and stated interest rate with different ratings may have the same yield. See Appendix A to this Additional Statement for further information about the ratings of Moody's and S&P as to the various rated Rhode Island Obligations, Non-Rhode Island Obligations and Short- Term Taxable Obligations which the Fund may purchase.

LIMITATION TO 10% AS TO CERTAIN INVESTMENTS

         The Fund may not make certain investments if more than 10% of its net assets would consist of (i) repurchase agreements maturing in more than seven days; (ii) fixed time deposits subject to withdrawal penalties other than overnight deposits; (iii) restricted securities, i.e., securities which cannot freely be sold for legal reasons; and (iv) securities for which market quotations are not readily available. However, this 10% limit does not include any obligations having minimal credit risks in the opinion of the Adviser and which are payable at principal amount plus accrued interest on demand or within seven days after demand.

FACTORS WHICH MAY AFFECT THE VALUE OF THE FUND'S INVESTMENT AND YIELD

         The value of the Rhode Island Obligations, Non-Rhode Island Obligations and Short-Term Taxable Obligations in which the Fund invests will fluctuate depending in large part on changes in prevailing interest rates. If the prevailing interest rates go up after the Fund buys Obligations, the value of the Obligations may go down; if these rates go down, the value of the Obligations may go up. Changes in value and yield based on changes in prevailing interest rates may have different effects on short-term Obligations than on long-term Obligations. Long-term Obligations (which often have higher yields) may fluctuate in value more than short-term ones.

ECONOMIC FACTORS AFFECTING RHODE ISLAND AND PUERTO RICO

         In January, 1991, the collapse of the Rhode Island Share and Deposit Indemnity Corporation precipitated the closure of 45 financial institutions with a total deposit liability of approximately $1.7 billion. In response, the state created the Rhode Island Depositors Economic Protection Corporation, a public corporation ("DEPCO"), to assist in the resolution of the resulting banking crisis. By the end of 1992, substantially all of the frozen deposits had been repaid or otherwise made available to depositors through the reopening, sale or liquidation of the closed institutions. As of March, 1997, DEPCO had outstanding debt totaling approximately $312.7 million, the proceeds of which were used to facilitate the sale of certain institutions and the payout of frozen deposits. Receipts from
 .6% of the state's sales and use tax rate are dedicated to a special revenue fund to be used for repayment of the special obligation bonds.

         Below the level of state government, Rhode Island is divided into 39 cities and towns which exercise the functions of local general government. As provided in the state Constitution, municipalities have the right of self government in all local matters by adopting a "home rule" charter. Every city or town, however, has the power to levy, assess and collect taxes, or borrow money, only as specifically authorized by the General Assembly. Legislation enacted in 1985 limits tax levy or rate increases by municipalities to an increase no greater than 5-1/2 % over the previous year. However, tax levy or rate increases of greater than 5-1/2% are permitted in the event that debt service costs on present and future general obligation debt increase at a rate greater than 5-1/2 %. This inflation may also be exceeded in the event of loss of non-property tax revenue and the loss is certified by the State Department of Administration or when an emergency situation arises and is certified by the state Auditor General. In addition, state statutes require every city and town to adopt a balanced budget for each fiscal year. Local governments rely principally upon general real and tangible personal property taxes and automobile excise taxes for provision of revenue.

         The largest category of state aid to cities and towns involves assistance programs for school operations and school buildings. In addition to school aid, the state provides a general revenue sharing program for local governments which is intended for direct property tax relief and incorporates a distribution formula based upon relative population, tax effort and personal income of each municipality. In addition, the state provides municipal aid programs which include reimbursement to local governments for their cost of carrying out certain state mandates.

         The Commonwealth of Puerto Rico (the "Commonwealth") draws its revenue from income taxes, excise taxes, property taxes, licenses, Federal taxes returned to the Commonwealth, Federal grants, and a tollgate tax on dividends and profit shares repatriated to United States corporations subject to Section 936 of the Internal Revenue Code. As of January 1999, general obligation bonds issued by the Commonwealth would qualify to receive a "Baa 1" rating from Moody's Bonds rated "Baa 1" are considered to be of medium quality and have speculative characteristics, but are believed by Moody's to possess the strongest investment attributes in the "Baa" class. As of January 1999, general obligation bonds issued by the Commonwealth would qualify for an "A" rating from Standard and Poor's Corporation. These ratings have remained constant for over 20 years. In the period since 1950, the Commonwealth has transformed itself from an essentially agrarian economy to one centered on manufacturing and services.

         The Commonwealth's economic growth has been funded largely through bond issuance and the use of surplus funds, resulting in a high debt load. Since the 1991 recession, debt policy has sought to keep the growth of public debt at that of gross domestic product. Over fiscal years 1992 to 1996, public sector debt increased 27.5% while gross product rose 27.7%. Offsetting concerns over the use of bonded debt is the Commonwealth's constitution, which limits general obligation debt to 15% of the average internal revenues received over the past two fiscal years.

Combined general obligation and guaranteed debt now account for approximately 12% of this revenue limit. General fund revenues have posted an aggregate gain of 39% from 1994 through 1997. The Commonwealth has chosen to use these revenues to position itself for future growth rather than increase fund balances and reduce outstanding debt. One reason for this aggressive campaign is the scheduled 10-year phase out (ending in 2006) of Section 936 of the Code, which provides federal tax incentives for U.S. corporations investing in the Commonwealth. Section 936 has been responsible for considerable manufacturing development in the Commonwealth over the past two decades and "936 companies" have accounted for as much as 18% of the Commonwealth's internal sources of revenue in recent years. The Commonwealth will need to develop alternative means of attracting business and seek new economic incentives to sustain continued economic growth during and beyond the 10-year phase out period for Section 936. Investments in Obligations of Puerto Rico represent less than 5% of the Fund's portfolio.

PORTFOLIO TURNOVER

         A portfolio turnover rate is the percentage of purchases or sales of portfolio securities for a year compared to the monthly average of such securities during the year, excluding certain debt securities. The Fund's portfolio turnover rate is not expected to exceed 100%. For the fiscal year ended October 31, 1998, the portfolio turnover rate of the Fund was 10%.

INVESTMENT RESTRICTIONS

         The Fund has a number of fundamental policies may not be changed unless the holders of a "majority" (as defined in the 1940 Act) of the Fund's outstanding shares vote to change them. Under the 1940 Act, the vote of the holders of a "majority" of the Fund's outstanding shares means the vote of the holders of the lesser of (a) 67% or more of the Fund's shares present at a meeting or represented by proxy if the holders of 50% or more of its shares are so present or represented; or (b) more than 50% of the Fund's outstanding shares.

1.       The Fund invests only in certain limited securities.

         Since the Fund may not buy any securities other than those listed under "Description of the Fund and Its Investments and Risks" in this Additional Statement, the Fund may not buy any voting securities, any commodities or commodity contracts other than Municipal Bond Index Futures, any mineral related programs or leases, any shares of other investment companies or any warrants, puts, calls or combinations thereof.

         The Fund may not purchase or hold the securities of any issuer if, to its knowledge, Trustees, directors or officers of the Fund or its Adviser individually owning beneficially more than 1/2 of 1% of the securities of that issuer together own in the aggregate more than 5% of such securities.

         The Fund may not buy real estate or non-liquid interests in real estate investment trusts; however, it may buy any securities which it may otherwise buy even though the issuer invests in real estate or has interests in real estate.

         The Fund may not invest in securities which cannot freely be sold for legal reasons.

2.       The Fund does not buy for control.

         The Fund may not invest for the purpose of exercising control over other companies.

3. The Fund does not sell securities it doesn't own or borrow from brokers to buy securities.

         The Fund may not sell short or buy on margin, but may make margin deposits in connection with the purchase or sale of Municipal Bond Index Futures.

4.       The Fund is not an underwriter.

         The Fund may not engage in the selling of securities to others.

5.       The Fund may not issue senior securities.

         The Fund may not issue senior securities or any shares of beneficial interest having priority over any other class as to distribution of assets or payment of dividends, provided that the Fund may issue additional classes and series of shares to the extent permitted by the 1940 Act.

6.       The Fund has industry investment requirements.

         The Fund may not buy the Obligations of issuers in any one industry if more than 25% of its total assets would then be of issuers of that industry; Rhode Island Obligations and U.S. Government Obligations are not included in this limit. In applying this restriction, the Fund will consider that a non-governmental user of facilities financed by industrial development bonds is an issuer in an industry.

         See "Tax Information" for certain diversification requirements under the Code which the Fund intends to meet and as to possible risk factors due to meeting only these diversification requirements.

7. The Fund can make loans only by lending securities or entering into Repurchase Agreements.

         The Fund can buy those Obligations which it is permitted to buy (see "Description of the Fund and Its Investments and Risks"); this is investing, not making a loan. The Fund may lend its portfolio securities (up to 10% of the value of its total assets) on a collateralized basis to broker-dealers, banks and certain financial institutions, and enter into repurchase agreements (see "Repurchase Agreements" above). The Fund may be considered as the beneficial owner of the loaned securities in that any gain or loss in their market price during the loan inures to the Fund and its shareholders; thus, when the loan is terminated, the value of the securities may be more or less than their value at the beginning of the loan. Income from securities loans is taxable and therefore it is not included in the "exempt-interest" dividends which the Fund may pay.

8.       The Fund can only borrow in limited amounts for special purposes.

         The Fund can borrow from banks for temporary or emergency purposes but only up to 10% of its total assets. It can mortgage or pledge its assets only in connection with such borrowing and only up to the lesser of the amounts borrowed or 5% of the value of its total assets. The Fund will not borrow to purchase Obligations or to increase its income but only to meet redemptions so that it will not have to sell Obligations to pay for redemptions. Interest on borrowings would reduce the Fund's income. The Fund will not purchase any Obligations while it has any outstanding borrowings which exceed 5% of the value of its total assets.

         The Fund will not invest more than 25% of its total assets in (i) Rhode Island Obligations the interest on which is paid from revenues of similar type projects or (ii) in industrial development bonds unless the Prospectus and/or this Additional Statement are supplemented to reflect the change and to give additional information and current shareholders are also notified of the change.

                                YIELD INFORMATION

         From time to time the Fund may include its yield in advertisements or in information furnished to present or prospective shareholders. The Fund's "current yield" is the net average annualized return without compounding accrued interest income. This is computed by annualizing the Fund's net investment income per share for a recent 30-day (or one month) period divided by the maximum public offering price (including sales charge) on the last day of the period. The yield figure is calculated using certain uniform accounting principles by which discount and premium of debt obligations are amortized into income using the current market value of the obligations. Yield is rounded to 2 decimal places for advertisements and informational purposes. The Fund may also furnish yield information based on the net asset value per share in addition to the maximum public offering price.

         The Fund's "tax-equivalent yield" is computed by dividing that portion of the Fund's current yield which is tax-exempt by a factor equal to 1 minus a stated income tax rate and adding the product to that portion, if any, of the Fund's current yield that is not tax-exempt. The "tax-equivalent yield" reflects the yield a taxable investment would have to achieve in order to equal on an after tax basis a specified tax-exempt yield.

         The Fund's current yield for the 30-day period ended October 31, 1998 was 4.67%, based on the maximum public offering price (including sales charge) of $11.16 on October 31, 1998. For shareholders with a combined Federal and state tax rate of 36.78%, this represents a tax-equivalent yield of 7.39%. The 30-day yield for such period based on the net asset value of $10.71 on October 31, 1998 was 4.87% (7.70% tax equivalent).

         The Fund's yield varies from time to time depending upon market conditions, the composition of its portfolio and operating expenses. These factors and possible differences in the methods used in calculating yield and other performance data should be considered when comparing the Fund's yield to yields published for other investment companies and other investment vehicles. Yield should also be considered relative to changes in the value of the Fund's shares and to the risks associated with the Fund's investment objectives and policies. At any time in the future, yields may be higher or lower than past yields and there can be no assurance that any past yield will continue.

         Any advertised yield quotation will be accompanied by average annual total returns quotations for 1, 5 and 10 year periods. Average annual total return is calculated by determining the average annual compounded rates of return over the specified periods that would equate a hypothetical initial $1,000 investment at the beginning of the period to the redeemable value at the end of the period. For purposes of the calculation, the maximum sales load is deducted from the hypothetical $1,000 investment and all dividends and distributions by the Fund during the period are assumed reinvested in shares at the net asset value per share on the reinvestment dates during the period. The average annual total return of the Fund based on the maximum public offering price was 1.20% for the fiscal year ended October 31, 1998, 4.27% for the five year period ended October 31, 1998 and 5.51% for the ten year period ended October 31, 1998. Both yield and total return are based on historical earnings and may fluctuate.

                       LIMITATIONS OF REDEMPTIONS IN KIND

         The Fund has elected to be governed by Rule 18f-1 under the 1940 Act pursuant to which the Fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1 percent of the net asset value of the Fund during any 90 day period for any one shareholder. Should redemptions by any shareholder exceed such limitation, the Fund will have the option of redeeming the excess in cash or in kind. If shares are redeemed in kind, the redeeming shareholder might incur brokerage costs in converting the assets into cash. The method of valuing securities used to make redemptions in kind will be the same as the method of valuing portfolio securities described under "Net Asset Value" in the Prospectus and "Computation of Net Asset Value" in this Additional Statement, and such valuation will be made as of the same time the redemption price is determined.

                              TRUSTEES AND OFFICERS

         The Trustees of the Fund are responsible for the management and direction of the business and affairs of the Fund. The Trustees and officers of the Fund, their affiliations, if any, with the Adviser, and their principal occupations during at least the past five years are set forth below. Trustees who are "interested persons" of the Fund as that term is defined in the 1940 Act are designated with an (*) asterisk. Age of the Trustee is in parentheses ( ). As of January 31, 1999, the Trustees and officers of the Fund owned 34,600 shares or approximately 0.86% of the outstanding shares of the Fund.

NAME, ADDRESS AND AGE                 POSITION(S) HELD WITH FUND    PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS
---------------------                 --------------------------    ----------------------------------------------
Alfred B. Van Liew *(64)              President and Trustee         Managing Partner of the Adviser, since 1984;
One Regency Plaza                                                   Director of the Distributor since May 1990;
Suite One                                                           Chairman & Chief Executive Officer of Van Liew Trust Company,
Providence, Rhode Island                                            a Rhode Island chartered trust company, since 1984;
02903                                                               Executive Vice President in charge of the trust &
                                                                    investment management businesses of Rhode Island
                                                                    Hospital Trust National Bank (1981-1984); President &
                                                                    Chief Executive Officer of Hospital Trust of Florida
                                                                    (1982-1984); Chairman & Chief Executive Officer of HT
                                                                    Advisers, Inc. (1980-1984) and Director of HT
                                                                    Investors, Inc. (1981-1984), registered investment
                                                                    counseling firms affiliated with RIHT Financial Corp.;
                                                                    Trustee of RI School of Design (1974-1992); Board
                                                                    Member, Rhode Island Water Resources Board and Rhode
                                                                    Island Water Resources Board Corp. (1991- 1994);
                                                                    Trustee of The Heritage Trust of Rhode Island since
                                                                    1971; Adviser to the National Trust for Historic
                                                                    Preservation since 1983; Trustee of St. Andrew's School
                                                                    since 1984; Trustee of the Museum of Yachting since
                                                                    1988; and Trustee of the Seamen's Institute, Newport,
                                                                    Rhode Island since 1994.

Milton C. Bickford, Jr. (67)          Trustee                       Private investor since 1989; CEO, National Bickford
147 Beavertail Road                                                 Foremost, Inc. (national color printing firm)
Jamestown, Rhode Island 02835                                       1980-1989; CEO, National Bickford Graphics, Inc.
                                                                    1972-1980; CEO, Bickford Engraving & Electrotype
                                                                    Company 1959-1972; President Rotary Club of
                                                                    Providence 1970-1971; Vice President Rhode Island
                                                                    Philharmonic Orchestra 1972-1976; Vice President
                                                                    Greater Providence Chamber of Commerce 1976-1979;
                                                                    Trustee Museum of Yachting 1990-1995; currently Vice
                                                                    Chairman AAA Auto Club of Southern New England.

Michael E. Hogue (56)                 Trustee                       President, VIAcorp. since June 1994; Managing
32 Keene Street                                                     Director, Chairman and Chief Executive Officer of PW
Providence, Rhode Island  02906                                     Group Inc. (insurance) and Chairman and Chief
                                                                    Executive Officer of Providence Washington Insurance
                                                                    Group from 1986 to 1993; Chairman and Managing
                                                                    Director of Philadelphia Insurance Research Group
                                                                    from 1975 to 1986 and Assistant Professor of

                                                                    Insurance at the Wharton School, University of
                                                                    Pennsylvania; Vice Chairman of Trinity Repertory
                                                                    Company (1997-), and President of the Jewelry
                                                                    District Association (1998-); Director, Fleet Bank
                                                                    (1991-1993); Trustee, Greater Providence Chamber of
                                                                    Commerce (1987-1993); Director and Chair of the
                                                                    Finance Committee, Insurance Services Office
                                                                    (1990-1993); Trustee, The Providence Foundation
                                                                    (1991-1993); Director, American Insurance
                                                                    Association (1986-1993); Trustee, American Institute
                                                                    of Chartered Property Casualty Underwriters
                                                                    (1992-1993); Trustee, Rhode Island Public
                                                                    Expenditure Council (1992-1993); and Trustee, First
                                                                    Night Providence (1993-1997).

Alice M. Macintosh (77)               Trustee                       Marketing consultant; from 1986 to 1991, Chief
861 Stratford Lane                                                  Supervisory Clerk of the State's Superior Court;
Warwick, Rhode Island  02886                                        previously a Marketing Consultant and Vice-President
                                                                    of Marketing at Hospital Trust National Bank. Mrs.
                                                                    Macintosh is an honorary director of Narragansett
                                                                    Electric Company, a former director of Bay Loan &
                                                                    Investment Company (a subsidiary of FPL Group, Inc.,
                                                                    a subsidiary of Florida Power and Light) and The
                                                                    Convention Authority of the City of Providence and
                                                                    is also past Chairman of the Board of AAA Auto Club
                                                                    of Southern New England, and past President of the
                                                                    Rhode Island Bankers Association, the Business and
                                                                    Professional Women of Rhode Island and past Regional
                                                                    Vice President of the National Association of Bank
                                                                    Women (NABW) and co-founder of the Rhode Island
                                                                    Chapter.

Richard A. Plotkin (55)               Trustee                       Managing Partner, Rooney, Plotkin & Willey, LLP
130 Bellevue Avenue                                                 (certified public accountants) since 1973; Member,
Newport, Rhode Island 02840                                         American Institute of Certified Public Accountants
                                                                    and Rhode Island Society of Certified Public
                                                                    Accountants; Past Chairman and Board Member, United
                                                                    Way of Southeastern New England; Member, Audit
                                                                    Committee of Bank of Newport; Director, Advantage
                                                                    Travel, Ltd.; Director and Treasurer SEA Oats of
                                                                    Boca Grande Condominium Association; and Director,
                                                                    Providence Chamber of Commerce.

John St. Sauveur (66)                 Trustee                       President and CEO, West Bank Realty; Senior

219 Great Road                                                      Vice President (governmental and consumer relations) of
North Smithfield                                                    Valley Resources, Inc., (a natural gas distributor)
Rhode Island  02896                                                 and its subsidiary companies from 1956 to 1994.  He
                                                                    is a Director of the Community College of Rhode
                                                                    Island Foundation; Chairman of the Board of the
                                                                    Rhode Island Citizen Energy Conservation
                                                                    Corporation, doing business as Rhode Island Saving
                                                                    Energy (RISE), a statewide organization funded by
                                                                    Rhode Island electric and gas utility companies;
                                                                    Chairman of the Board of Directors of the Woonsocket
                                                                    Industrial Development Corporation; Director of the
                                                                    Main Street 2000 Corporation (a Woonsocket
                                                                    non-profit corporation formed for the development
                                                                    and revitalization of the city's Main Street
                                                                    business district), the Northern Rhode Island
                                                                    Private Industry Council and the Northern Rhode
                                                                    Island Chamber of Commerce; Commissioner of the
                                                                    Rhode Island Solid Waste Corporation, Secretary of
                                                                    the Greater Woonsocket Industrial Development
                                                                    Foundation; Vice Chairman of the North Smithfield
                                                                    Industrial Development Commission; a vice president
                                                                    and director of the Rhode Island Chamber of Commerce
                                                                    Federation and member of the Rhode Island State Job
                                                                    Training Coordinating Council; also Trustee,
                                                                    Landmark Health System and Landmark Health
                                                                    Foundation.

Thomas R. Weschler (81)               Trustee                       Vice Admiral, U.S. Navy, Retired (l975) after 35
111 Harrison Avenue                                                 years active service, ending as Director, Logistics,
Apartment D2                                                        Joint Chiefs of Staff.  Past Chairman, Operations
Newport, Rhode Island 02840                                         Department, U.S. Naval War College, 1976-1981;
                                                                    Elective Professor, 1981-1988; Trustee, American
                                                                    Sail Training Association; Incorporator, Sea
                                                                    Education Association; Incorporator, Newport Health
                                                                    Care Corporation; Member, URI Marine Programs
                                                                    Advisory Council.

Samuel H. Hallowell, Jr. (51)         Vice President                Partner of the Adviser and Vice President of Van
One Regency Plaza                                                   Liew Trust Company since 1984; formerly Vice
Suite One                                                           President and Senior Portfolio Manager at Rhode
Providence, Rhode Island 02903                                      Island Hospital Trust National Bank, specializing in
                                                                    the management of large personal portfolios, and a
                                                                    member of the Strategy Committee from 1981 to 1984;
                                                                    previously with Bay Bank Harvard Trust with
                                                                    responsibilities

                                                                    that included portfolio management, investment
                                                                    consulting, trading, and investment research, and a
                                                                    member of its Trust Investment and Administrative
                                                                    Committee; prior thereto, he was associated with the
                                                                    brokerage firm of Moseley, Hallgarten, Estabrook &
                                                                    Weeden, Inc.

Joseph J. Healy (31)                  Vice President                Investment Officer, Fund Controller and primary
One Regency Plaza                                                   trader of the Adviser since 1992 and General
Suite One                                                           Securities Principal of the Distributor since 1993;
Providence, Rhode Island 02903                                      previously a Senior Mutual Fund Accountant with The
                                                                    Boston Company Advisers, Inc.  (September 1989 to
                                                                    August 1992).

Kevin M. Oates (39)                   Treasurer                     Partner of the Adviser since 1996 and Vice
One Regency Plaza                                                   President-Administration and Controller of the
Suite One                                                           Adviser and Vice President of Van Liew Trust Company
Providence, Rhode Island 02903                                      and the Distributor, affiliated companies of the
                                                                    Adviser since 1991; Director of Business
                                                                    Administration (August 1988 to April 1991) and
                                                                    Manager (August 1985 to October 1987) at Finkel,
                                                                    DiSanto, Fine & Co. (certified public accountants);
                                                                    previously a Senior Tax Consultant with Ernst &
                                                                    Whinney.

Margaret D. Farrell (49)              Secretary                     Partner, Hinckley, Allen & Snyder, general legal
1500 Fleet Center                                                   counsel to the Fund, since November 1981; Director
Providence, Rhode Island, 02903                                     and Secretary of Bank Rhode Island; Director of Care
                                                                    New England Health System; Director and Vice
                                                                    Chairman of Women and Infants Corporation; Trustee
                                                                    of Women & Infants Hospital of Rhode Island; Trustee
                                                                    of Butler Hospital; Trustee of Hospital Association
                                                                    of Rhode Island; and Secretary of Astro-Med, Inc.
                                                                    (manufacturer of graphic recording and printing
                                                                    systems).

         The Fund does not pay fees to Trustees affiliated with the Adviser or to any of its officers. The Fund pays Trustees who are not interested persons of the Fund an annual retainer of $2,000 plus $250 per meeting attended. For the fiscal year ended October 31, 1998, such fees totaled $19,000. See the Prospectus for information regarding purchases at net asset value (without sales charges) for trustees and other affiliated persons of the Fund.

               CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

         As of January 30, 1999, National Financial Services Corporation ("NFSC"), P.O. Box 3730, Church Street Station, New York, N.Y. 10008-3730, owns of record for the benefit of its brokerage clients, 10.4 % of the Fund's outstanding shares. The Fund is not aware of any person who beneficially owned 5% or more of the Fund's outstanding shares on such date.

                     INVESTMENT ADVISORY AND OTHER SERVICES

ADVISORY AGREEMENT

         The Adviser supervises the investment program of the Fund and the composition of its portfolio. The Adviser is a registered investment adviser incorporated in Rhode Island in 1984 and acts as an investment adviser for individuals, charitable institutions, financial institutions and pension plans primarily in the New England area. As of October 31, 1998, the Adviser had approximately $322 million in assets under management. The Adviser does not serve as an adviser to any other registered investment companies. The Adviser is controlled by Alfred B. Van Liew, a Trustee and President of the Fund.

         The services of the Adviser are rendered under an Investment Advisory Agreement which provides, subject to the control of the Board of Trustees, for investment, supervisory and certain corporate administrative services. The Investment Advisory Agreement states that the Adviser shall, at its expense, provide to the Fund all office space and facilities, equipment and clerical personnel necessary for the carrying out of its duties under the Advisory Agreement and the keeping of the accounting records of the Fund, including the computation of the Net Asset Value per share and the dividends.

         Under the Advisory Agreement, the Adviser pays all compensation of the Fund's officers, employees and Trustees who are affiliated with the Adviser. Under the Advisory Agreement, the Fund bears the cost of the preparation, setting in type and printing of its prospectuses and reports to shareholders (whether or not sent to existing shareholders) and the costs of distributing those copies of such prospectuses and reports as are sent to shareholders. Under the Advisory Agreement, all other expenses not expressly assumed by the Adviser under the Advisory Agreement are paid by the Fund. The Advisory Agreement lists examples of such expenses; the major categories of such expenses relate to legal and audit expenses, custodian and transfer agent, or shareholder servicing agency expenses, stock issuance and redemption costs, certain printing costs, registration costs of the Fund and its shares under Federal and State securities laws, interest, taxes and brokerage commissions, and non-recurring expenses, including litigation.

         Under the Advisory Agreement, the Adviser also provides all administrative services to the Fund other than those relating to its investment portfolio and the maintenance of its accounting books and records. Such administration services include but are not limited to (i) providing office space and equipment in connection with the maintenance of the headquarters of the Fund; (ii) maintenance of books and records (other than accounting books and records); and (iii) overseeing the relationship between the Fund and its custodian and transfer agent.

         Under the Advisory Agreement, the Fund pays a fee at the annual rate of .60 of 1% for the first $200 million of average annual net assets and .50 of 1%
of such average annual net assets above $200 million. Fees are computed and accrued daily and paid monthly.

         The Adviser agrees that, in the event the operating expenses of the Fund exceed the expense limitations applicable to the Fund imposed by the securities laws or regulations of any state in which the Fund's shares are qualified for sale, the above fees shall be reduced, but not below zero, by an amount equal to such excess expenses. The payment of fees at the end of any month will be reduced or postponed so that at no month end will there be any accrued but unpaid liability under an expense limitation. Currently, no expense limitation is applicable to the Fund. Additionally, the Adviser has indicated to the Fund that it may, but is not obligated to, waive all or a portion of these fees. The Adviser has not waived any fees since the fiscal year ended October 31, 1994.

         The Advisory Agreement may be terminated by the Adviser or the Fund at any time without penalty upon sixty days' written notice; provided that such termination by the Fund shall be directed or approved by the vote of a majority of all its Trustees in office at the time or by the vote of the holders of a majority (as defined in the 1940 Act) of its voting securities at the time outstanding entitled to vote. The Advisory Agreement automatically terminates in the event of its assignment (as so defined).

         The management services provided to the Fund by the Adviser depend on the smooth functioning of their computer systems. Many computer software systems in use today cannot distinguish the year 2000 from the year 1900 because of the way dates are encoded and calculated. The Fund has made inquiries of its Adviser, Distributor, Custodian and Transfer Agent regarding whether they expected to have their computer systems adjusted for the year 2000 transition. The Fund has been informed that all these service providers expect that their systems will be Year 2000 compliant prior to that time. The Year 2000 problem may also adversely impact the ability of municipal issuers to meet their obligations in a timely manner.

                            DISTRIBUTION ARRANGEMENTS

DISTRIBUTOR

         Van Liew Securities Inc., an affiliate of the Adviser, has served as the Fund's Distributor since May 31, 1990, pursuant to a Distribution Agreement approved by the Board of Trustees on May 22, 1990. Van Liew Securities Inc. received $6,522 in commissions as a result of sales of Fund shares for the fiscal year ended October 31, 1996, $3,318 in commissions as a result of sales of Fund shares for the fiscal year ended October 31, 1997 and $4,442 in commissions as a result of sales of funds shares for the fiscal year ended October 31, 1998.

         The Distribution Agreement shall continue in effect from year to year but only so long as its continuance is approved at least annually in the same manner as the Distribution Plan described below. The Distribution Agreement will terminate automatically in the event of its assignment (as defined in the 1940
Act) and may be terminated by either the Fund or the Distributor on 60 days' written notice without further recourse.

DISTRIBUTION PLAN

         The Fund has adopted a Distribution Plan (the "Plan") under Rule 12b-1 under the 1940 Act. The Plan authorizes the Fund to pay for: (i) the costs of the preparation and printing of all reports and notices to shareholders and the costs of mailing such reports and notices to existing shareholders; (ii) the preparation and printing of all prospectuses and statements of additional information and the costs of mailing all prospectuses and statements of additional information to existing shareholders; (iii) the preparation, printing and mailing of any proxy statements and proxies; (iv) all legal and accounting fees relating to the preparation of any such reports, prospectuses, statements of additional information, proxies and proxy statements; (v) all fees and expenses relating to the qualification of the Fund and/or its shares under the securities or "Blue-Sky" laws of any jurisdiction;
(vi) all fees under the Securities Act of 1933 and 1940 Act; (vii) all fees and assessments of the Investment Company Institute or any successor organization;
(viii) all costs of the preparation and mailing of confirmations of shares sold or redeemed or share certificates, and reports of share balances; and (ix) all costs of responding to telephone or mail inquiries of investors.

         During the fiscal year ended October 31, 1998, the Fund paid $8,237 for such printing costs. The Plan is also designed to protect against any claim against or involving the Fund that some of the other expenses related to the sale of the Fund's shares which the Fund pays or may pay come within the purview of Rule 12b-1. If any payment specifically listed in the Plan is intended to result in indirect financing of any activity related to the sale of Fund shares, these payments are authorized under the Plan.

         The Plan states that while it is in effect, the selection and nomination of those Trustees of the Fund who are not "interested persons" of the Fund shall be committed to the discretion of such disinterested Trustees but that nothing in the Plan shall prevent the involvement of others in such selection and nomination if the final decision on any such selection and nomination is approved by a majority of such disinterested Trustees.

         The Plan requires the Fund's Adviser at least quarterly to report in writing to the Fund's Trustees for their review on all costs of each item specified in the second preceding paragraph (making estimates of such costs where necessary or desirable) during the preceding calendar or fiscal quarter.

         The Plan shall continue in effect from year to year only so long as such continuance is specifically approved at least annually by the Fund's Trustees and its Qualified Trustees by a vote cast in person at a meeting called for the purpose of voting on such continuance. The Plan may be terminated at any time by vote of a majority of the Qualified Trustees or by the vote of the holders of a "majority" (as defined above) of the outstanding voting securities of the Fund. The Plan may not be amended to increase materially the amount of payments to be made without shareholder approval as set forth in (ii) above, and all amendments must be approved in the manner set forth in (i) above.

                    BROKERAGE ALLOCATION AND OTHER PRACTICES

         The Fund did not pay any brokerage commissions during the three year period ending October 31, 1998. The Fund usually incurs little or no brokerage costs as it deals directly with the selling or purchasing principal or market maker without incurring charges for the services of a broker on its behalf. Purchases of Obligations from underwriters include a commission or concession paid by the issuer to the underwriter, and purchases from dealers include a spread between the bid and asked price. The Fund seeks to obtain prompt execution of orders at the most favorable net price and directs brokerage to dealers based upon best execution and availability of securities. All principal transactions are with unaffiliated parties.

         Neither the Fund nor the Adviser has any agreements related to the execution of the Fund's trades. The Fund may participate, if and when practicable, in bidding for the purchase of municipal bonds directly from an issuer for the Fund's portfolio in order to take advantage of the lower purchase price available to members of a bidding group. The Fund will engage in this practice, however, only when the Adviser, in its sole discretion, believes such practice to be otherwise in the Fund's interest.

                         COMPUTATION OF NET ASSET VALUE

         The net asset value of the Fund's shares is determined at 4:30 p.m., Eastern time on each day the New York Stock Exchange is open by dividing the value of the Fund's net assets by the total number of its shares then outstanding.

         Securities having a remaining maturity of less than sixty days when purchased and securities originally purchased with maturities in excess of sixty days but which currently have maturities of sixty days or less are valued at cost adjusted for amortization of premiums and accretion of discounts. All other portfolio securities are valued at the mean between bid and asked quotations which, for Rhode Island Obligations, may be obtained from a reputable pricing service or from one or more broker/dealers dealing in Rhode Island Obligations either of which may, in turn, obtain quotations from broker/dealers or banks which deal in specific issues. However, since Rhode Island Obligations are ordinarily purchased and sold on a "yield" basis by banks or dealers which act for their own account and do not ordinarily make continuous offerings, quotations obtained from such sources may be subject to greater fluctuations than is warranted by prevailing market conditions. Accordingly, some or all of the Rhode Island Obligations in the Fund's portfolio may be priced, with the approval of the Fund's Board of Trustees, by differential comparisons to the market in other municipal bonds under methods which include consideration of the current market value of tax-free debt instruments having varying characteristics of quality, yield and maturity. Any securities or assets for which market quotations are not readily available are valued at their fair value as determined in good faith under procedures established by and under the general supervision and responsibility of the Fund's Board of Trustees. In the case of Rhode Island Obligations, such procedures may include "matrix" comparisons to the prices for other tax-free debt instruments on the basis of the comparability of their quality, yield, maturity and other special factors, if any, involved. With the approval of the Fund's Board of Trustees, the Adviser may at its own expense employ a pricing service, bank or broker/dealer experienced in such matters to perform any of the above described functions.

         As indicated above, the Net Asset Value per share of the Fund's shares will be determined on each day that the New York Stock Exchange is open. That Exchange annually announces the days on which it will not be open. The most recent announcement indicates that it will not be open on the following days: New Year's Day, Martin Luther King Day, President's Day, Good Friday, Memorial Day (observed), Independence Day, Labor Day, Thanksgiving Day and Christmas Day. However, that Exchange may close on days not included in that announcement.

         The Fund's Trustees and officers and the directors, officers and certain employees and representatives of the Adviser, the Distributor and Selected Dealers, and certain plans for their benefit, may buy the Fund's shares at Net Asset Value without a sales charge. These purchasers must meet certain tests under the 1940 Act and must give written assurance that the purchase is for investment and that the shares will not be resold except through redemption. There may be tax consequences arising from such purchases. Purchasers should consult their own tax counsel.

REASONS FOR DIFFERENCES IN PUBLIC OFFERING PRICE

         As described herein and in the Prospectus, there are a number of instances in which the Fund's shares are sold or issued on a basis other than the maximum public offering price, that is, the Net Asset Value plus the highest sales charge. Some of these relate to lower or eliminated sales charges for larger purchases, whether made at one time or over a period of time as under a Letter of Intent or right of accumulation. (See the table of sales charges in the Prospectus.) The reasons for these quantity discounts are, in general, that
(i) they are traditional and have long been permitted in the industry and are therefore necessary to meet competition as to sales of shares of other funds having such discounts; (ii) certain quantity discounts are required by rules of the National Association of Securities Dealers, Inc. (as are elimination of sales charges on the reinvestment of dividends and distributions); and (iii) they are designed to avoid an unduly large dollar amount of sales charge on substantial purchases in view of reduced selling expenses. Quantity discounts are made available to certain related persons ("single purchasers") for reasons of family unity and to provide a benefit to tax-exempt plans and organizations.

         The reasons for the other instances in which there are reduced or eliminated sales charges are as follows. Sales without sales charge are permitted to Trustees, officers and certain others due to reduced or eliminated selling expenses and in order to aid in the development of sound employee relationships, encourage responsibility and promote an identification with the aims and policies of the Fund. Limited reinvestments of redemptions at no sales charge are permitted to attempt to protect against mistaken or incompletely informed redemption decisions. Shares may be issued at no sales charge in plans of reorganization due to reduced or eliminated sales expenses and since, in some cases, such issuance is exempted in the 1940 Act from the otherwise applicable restrictions as to what sales charge must be imposed. In no case in which there is a reduced or eliminated sales charge are the interests of existing shareholders adversely affected since, in each case, the Fund receives the Net Asset Value per share of all shares sold or issued.

                                 TAX INFORMATION

         If the Fund qualifies as a "regulated investment company" under the Internal Revenue Code (the "Code"), it will not be liable for Federal income taxes on amounts paid by it as dividends and distributions. The Fund has so qualified and expects to continue to do so. However, the Code contains a number of complex tests relating to such qualification and it is possible that the Fund might not meet one or more of these tests in any particular year. If it does not so qualify, it would be treated for tax purposes as an ordinary corporation, would receive no tax deduction for payments made to shareholders and would be unable to pay "exempt-interest dividends" as discussed below.

         One of the tests for such qualifications is, in general, that at the end of each fiscal quarter of the Fund, at least 50% of the value of its assets must consist of (i) cash; (ii) U.S. Government Obligations; and (iii) securities of any one issuer which do not exceed 5% of the value of the Fund's assets.

         In addition, the Code imposes a nondeductible excise tax on the Fund equal to 4% of the excess, if any, of the required distribution over the amount actually distributed for a calendar year. The Fund intends to make the required distributions and thereby to avoid any such excise tax.

         For dividends and distribution purposes, realized gains and losses would include those gains and losses on Futures which are required to be reported for Federal income tax purposes. Gains from the closing out of Futures are not free from Federal income tax and thus cannot be included in the "exempt-interest dividends" (see below) the Fund pays. Instead, any such gains will be taxable to shareholders for Federal income tax purposes when the Fund distributes them.

         In addition, the Fund intends to qualify during each fiscal year under the Code to pay "exempt-interest dividends" to its shareholders. Exempt-interest dividends which are derived from net income earned by the Fund on Rhode Island. Obligations will be excludable from gross income of the shareholders for Federal income tax purposes and, therefore, tax-free. A shareholder receiving a dividend from net interest income earned by the Fund from one or more of (i) Taxable Short-Term Obligations; (ii) income from repurchase agreements and securities loans; and (iii) an excess of net short-term capital gain over net long-term capital loss, treats the dividend as a receipt of ordinary income in the computation of his gross income regardless of whether it is reinvested in Fund shares. In addition, gain on the disposition of a tax-exempt obligation or any other market discount bond that is acquired after April 30, 1993 for a price that is less than the principal amount of the bond generally will be treated as ordinary income (instead of capital gain) to the extent of accrued market discount.

         Long-term gains distributions, if any, are taxable to shareholders as long-term capital gains irrespective of the length of time a shareholder has held his stock and regardless of whether the distributions are reinvested in Fund shares. Long-term gains distributions are not eligible for the dividend received deduction for corporations. Even if the Fund has a net realized capital gains in any taxable year, the amount of any distribution may be reduced or eliminated by an applicable capital loss carryover.

         Information as to the tax status of the Fund's dividends and distributions will be mailed to shareholders annually. Under the Code, tax-exempt interest on private activity bonds issued after August 7, 1986, other than qualified 501(c)(3) bonds, constitutes a tax preference subject to the Federal individual and corporate alternative minimum tax. To the extent the Fund invests in these bonds, individual and corporate shareholders, depending on their status, might be subject to the alternative minimum tax on the part of the Fund's distributions derived from the bonds. Interest income on Municipal Obligations is included in corporate "earnings and profits" for purposes of computing the Federal alternative minimum tax applicable to corporations. In addition, certain corporate shareholders may be subject to a Federal "environmental" tax on the Fund's dividends for taxable years beginning after December 31, 1986.

         Interest on loans to purchase shares of the Fund may not be deducted for Federal tax purposes. Under rules used by the Internal Revenue Service for determining when borrowed funds are deemed used for the purpose of purchasing or carrying particular assets, the purchase of shares of the Fund may be considered to have been made with borrowed funds even though the borrowed funds are not directly traceable to the purchase of shares. Furthermore, in view of Section 147(a) of the Code, persons who are "substantial users" (or persons related thereto) of facilities financed by industrial development bonds should consult their own tax advisers before purchasing shares, since the income from those obligations may not be tax exempt for substantial users.

         Under the Tax Reform Act of 1986, instead of separate volume limits for most private activity bonds and for qualified mortgage bonds, a single annual volume cap, effective for bonds issued after August 15, 1986, covers exempt facility bonds, small issue bonds, qualified redevelopment bonds, student loan bonds, qualified mortgage bonds and private loan bonds. Bonds not covered by a volume cap include qualified 501(c)(3) bonds, exempt facility bonds for governmentally owned airports and docks and moors, and exempt facility bonds for solid waste disposal facilities, if all property financed with the bonds is governmentally owned.

         The new unified annual volume cap for each state after 1987, is equal to the greater of $50 per resident of the state or $150 million. The $150 million limit will apply to Obligations of Rhode Island issuers. Consequently, relative to states with greater populations which will be subject to the dollar per resident limitation, Rhode Island will have greater ability to finance various projects on a tax exempt basis because it will be able to issue more bonds per resident, since it is subject to the higher cap. In recent years the demand for Rhode Island Obligations has exceeded supply, which tends to increase bond prices and reduce yields. The Fund, as one of the largest purchasers of Rhode Island Obligations, may not be as adversely affected by these market forces as other investors.

TAX EFFECTS OF REDEMPTIONS

         If you redeem your shares, you will have a short- or long-term (depending on how long you have held your shares) gain or loss (depending on whether you receive more or less on the redemption than your tax basis, usually cost). However, if the shares redeemed (or sold or exchanged) were held for not more than six months (commencing on an original purchase or an exchange), any short-term capital loss is disallowed to the extent of any exempt-interest dividend on these shares. However, the Treasury may, by regulation, prescribe a shorter holding period than six months in the case of a regulated investment company which distributes at least 90% of its net tax-exempt interest.

         If you have a gain on a redemption, some of it may represent interest on Rhode Island Obligations earned but not yet paid out. If you wait to redeem until shortly after you are entitled to receive the next dividend, all or most of the dividend will be tax exempt, while the gain would have been taxable.

RHODE ISLAND TAX INFORMATION

         The Fund, and dividends and distributions made by the Fund to Rhode Island residents, will generally be treated for Rhode Island income tax purposes in the same manner as they are treated under the Code for Federal income tax purposes. Under Rhode Island law, however, interest derived from obligations of States (and their political subdivisions) other than Rhode Island will not be exempt from Rhode Island income taxation. (Interest derived from obligations of the following is exempt from Rhode Island income taxation: Guam, Puerto Rico, and the Virgin Islands).

         Persons or entities who are not Rhode Island residents should not be subject to Rhode Island income taxation on dividends and distributions made by the Fund but may be subject to other State and local taxes.

                                  FUND HISTORY

DESCRIPTION OF THE FUND

         The Fund is the sole investment portfolio of the Trust, an open-end, non-diversified investment company organized in August 1986 as a Massachusetts business trust.

CAPITAL STOCK

         The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares. Each share represents an equal proportionate interest in the Fund with each other share. Upon liquidation of the Fund, shareholders are entitled to share pro rata in the net assets of the Fund available for distribution. All shares are presently of the same class. Shareholders are entitled to one vote for each full share held and fractional votes for fractional shares held. The holders of shares have no pre-emptive or conversion rights. Shares are fully paid and nonassessable. The Fund may be terminated upon the vote of the holders of a majority of the outstanding shares of the Fund or by the Trustees by written notice to the shareholders. If not so terminated, the Fund will continue indefinitely.

         Under the 1940 Act, shareholders of record of at least two-thirds of the outstanding shares of the Trust may remove a Trustee through a declaration in writing or by vote cast in person or by proxy at a meeting called for such purpose. The Trustees are required promptly to call a meeting of shareholders for the purposes of voting upon the question of removal of any Trustee when requested in writing to do so by the shareholders of record of not less than 10% of the Trust's outstanding shares.

POSSIBLE ADDITIONAL SERIES

         The Trustees may create additional classes of shares which may differ from each other as to dividends. The Trustees may also create additional series of shares, each of which may have separate assets and liabilities, which would be designated as a separate "series" or "fund".

         Under Rule 18f-2 under the 1940 Act, as to any investment company which has two or more series outstanding as to any matter required to be submitted to shareholder vote, such matter is not deemed to have been effectively acted upon unless approved by the holders of a "majority" (as defined in that Rule) of the voting securities of each series affected by the matter. Such separate voting requirements do not apply to the election of trustees or the ratification of the selection of accountants. The Rule contains special provisions for cases in which an advisory contract is approved by one or more, but not all, series. A change in investment policy may go into effect as to one or more series whose holders so approve the change even though the required vote is not obtained as to the holders of other affected series.

LIABILITY AND INDEMNIFICATION OF SHAREHOLDERS AND TRUSTEES

         Under Massachusetts law, shareholders of the Trust may, under certain circumstances, be held personally liable as partners for the obligations of the Trust. The Declaration of Trust contains an express disclaimer of shareholder liability of acts or obligations of the Fund and requires that notice of such disclaimer be given in each agreement, obligation, or instrument entered into or executed by the Trust or the Trustees. The Declaration of Trust provides for indemnification out of the Trust's property of any shareholder held personally liable for the obligations of the Trust. The Declaration of Trust also provides that the Trust shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Trust and satisfy any judgment thereon. Thus, a shareholder will incur financial loss only when the Trust is unable to meet its obligations. If the Trust had two or more funds or series, and if any such fund or series were to be unable to meet the Trust's obligations, such other fund or series would be subject to such obligations, with a corresponding increase in the risk of shareholder liability.

         The Declaration of Trust also provides that the Trustees will not be liable for errors of judgment or mistakes of fact or law. The Declaration of Trust does not protect a Trustee against liability to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office.


CUSTODIAN AND INDEPENDENT AUDITORS

         The Fund's Custodian, PNC Bank, N.A., is responsible for holding the Fund's assets. The financial statements of the Fund and the financial highlights incorporated herein by reference have been audited by Ernst & Young LLP, independent auditors, as set forth in their report thereon and incorporated herein by reference.

                              FINANCIAL STATEMENTS

         The following financial statements of the Fund, together with the report of Ernst & Young LLP, independent auditors, are included in the Annual Report to Shareholders which accompanies this Additional Statement and are incorporated herein by reference:

         1.       Statement of Assets and Liabilities as of October 31, 1998

         2.       Statement of Operations for the fiscal year ended October 31,
                  1998

         3. Statement of Changes in Net Assets for each of the two fiscal years in the period ended October 31, 1998

         4. Financial Highlights for each of the periods indicated therein.

         5.       Notes to Financial Statements

         6.       Schedule of Portfolio Investments as of October 31, 1998

                                   APPENDIX A

          DESCRIPTION OF MUNICIPAL BOND RATINGS MUNICIPAL BOND RATINGS

         STANDARD & POOR'S. A Standard & Poor's municipal obligation rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. This assessment may take into consideration obligors such as guarantors, insurers or lessees.

         The debt rating is not a recommendation to purchase, sell or hold a security, inasmuch as it does not comment as to market price or suitability for a particular investor.

         The ratings are based on current information furnished by the issuer or obtained by Standard & Poor's from other sources it considers reliable. Standard & Poor's does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended or withdrawn as a result of changes in, or unavailability of, such information, or for other circumstances.

         The ratings are based, in varying degrees, on the following considerations:

         - Likelihood of default - capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in with the terms of the obligation;

         -        Nature of and provisions of the obligation;

         - Protection and relative position of, the obligation in the event of bankruptcy, reorganization or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

STANDARD & POOR'S RATING SERVICE. A brief description of the applicable Standard & Poor's rating symbols and their meaning follows:

         AAA Debt rated "AAA" has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

         AA Debt rated "AA" has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only small degree.

         A Debt rated "A" has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

         BBB Debt rated "BBB" is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

         Plus (+) or Minus (-): The ratings from "AA" to "B" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

         Provisional Ratings: The letter "p" indicates that the rating is provisional. A provisional rating assumes the successful completion of the project being financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of, or the risk of default upon failure of, such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

         MOODY'S INVESTORS SERVICE. A brief description of the applicable Moody's Investors Service rating symbols and their meaning follows:

Aaa Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa Bonds which are rated Baa are considered as medium grade obligations; i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics well.

Bonds in the Aa, A, Baa, Ba and B groups which Moody's believes possess the strongest investment attributes are designated by the symbols Aa1, A1, Baa1, Ba1 and B1.

         MOODY'S SHORT TERM LOAN RATINGS - There are four rating categories for short-term obligations, all of which define an investment grade situation. These are designated Moody's Investment Grade as MIG 1 through MIG 4. In the case of variable rate demand obligations (VRDOs), two ratings are assigned; one representing an evaluation of the degree of risk associated with scheduled principal and interest payments, and the other representing an evaluation of the degree of risk associated with the demand feature. The short-term rating assigned to the demand feature of VRDOs is designated as VMIG. When no rating is applied to the long or short-term aspect of a VRDO, it will be designated NR. Issues or the features associated with MIG or VMIG ratings are identified by date of issue, date of maturity or maturities or rating expiration date and description to distinguish each rating from other ratings. Each rating designation is unique with no implication as to any other similar issue of the same obligor. MIG ratings terminate at the retirement of the obligation while VMIG rating expiration will be a function of each issues specific structural or credit features.

MIG1/VMIG1                 This designation denotes best quality. There is
                           present strong protection by established cash flows, superior liquidity support or demonstrated broadbased access to the market for refinancing. MIG2/VMIG2 This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.

MIG3/VMIG3                 This designation denotes favorable quality. All
                           security elements are accounted for but there is lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

MIG4/VMIG4                 This designation denotes adequate quality. Protection
                           commonly regarded as required of an investment security is present and although not distinctly or predominantly speculative, there is specific risk.